EQUIPMENT SCHEDULE
                                       1-A

                   to Master Lease Agreement Number 8050 Dated
                                December 21, 1992

LESSOR:        Dominion Ventures, Inc.   LESSEE:  Metasyn, Inc.
               44 Montgomery Street               71 Rogers Street
               Suite 4200                         Cambridge, MA  02142
               San Francisco, CA   94104

All terms and conditions of the above referenced Master Lease Agreement are hereby expressly incorporated into this Equipment Schedule and made a part hereof as if such terms and conditions were fully set forth herein. By their execution of the Equipment Schedule the parties reaffirm all terms and conditions of the Master Lease Agreement except as they may be modified hereby. This Equipment Schedule shall become effective upon execution on date same is executed by Lessor.

TOTAL EQUIPMENT COST OF THIS SCHEDULE:  $142,142.84

FUNDING EXPIRATION DATE:  May 31, 1993

RENTAL AMOUNT:  $4,719.14

INITIAL TERM:   36 Months

FREQUENCY:  Monthly in Advance

EQUIPMENT DESCRIPTION:  See Exhibit A Attached Hereto

ADVANCE RENTAL APPLIED:  Last Month's

COMMENCEMENT DATE:  July 1, 1993

SECURITY DEPOSIT:  $0.00

EQUIPMENT LOCATION:                          LESSEE CONTACT:

Metasyn, Inc.                                Name:  Margot MacArthur
71 Rogers Street                             Phone: 617-876-5920
Cambridge, MA  02142

IN WITNESS WHEREOF,

DOMINION VENTURES, INC.                      METASYN, INC.


By:  /s/                                     By: /s/ Randall B. Lauffer
    ------------------------------              ------------------------------
Its:  Res                                    Its: CEO
    ------------------------------              ------------------------------

Date: 4/30/93
     ----------------------------

Metasyn, Inc.
Schedule A, Exhibit A
Sale / Leaseback

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Months
      Serial No./                                                          Unit        Total    Old       DVI            DVI
Qty   Model No.              Description                                   Cost        Cost    4/5/93  Percentage     Valuation
----------------------------------------------------------------------------------------------------------------------------------

Vendor:  Harvard University, Technology Product Center, 65 Rear Mt. Auburn Street, Cambridge, MA 02138
   4/22/92; PO #60-00014
 1   s/n:  CK2101614         Apple Mac IIsi 5/80 MO364LB                 $2,296.00   $2,296.00   11      65%          $1,492.40
 4   m/n:  CTSM084M          CP MEM 4M Mac IIci CPS                        $660.00     $660.00   11      65%            $429.00
                             M08AL480,installed
 1   s/n:  7035376           apple Monitor, Color M0401LL/B                $696.00     $696.00   11      65%            $452.40
 1                           Apple Keyboard Extended SEII                  $159.00     $159.00   11      65%            $103.35
 1   s/n:  CA049L8W          Apple PLW NT                                $1,274.00   $1,274.00   11      65%            $828.10
                                                                                                                      ---------
                                                                                                      Subtotal        $3,305.25
Vendor:  Tech Computer Centers, 199 Alewife Brook Parkway, Cambridge, MA 02138
   5/18/92;  INV. # 030996
 1   s/n:  FC2156MMC53       Mac IIsi 5/80 (M0364LL/A)                   $2,499.00   $2,499.00   11      65%          $1,642.35
 4                           2mb Simms installed                            $97.25     $389.00   11      65%            $252.85
 1                           Apple Extended Keyboard (M0312)               $165.00     $165.00   11      65%            $107.25
 1   s/n:  7091898           15" Portrait Display Monitor (M0404)          $789.00     $789.00   11      65%            $512.85
 1   s/n:  CA1484E3          Laserwriter IIf (B0627LL/A)                 $2,999.00   $2,999.00   11      65%          $1,949.35
                                                                                                                      ---------
                                                                                                      Subtotal        $4,446.65
Vendor:  CompuCom Systems, 1228 Forest Parkway, West Depford, NJ  08066
   5/22/92;  Inv.  80030716
 1   m/n:  APP3012           Apple SE, Mac II Extended Keyboard            $151.00     $151.00   10      65%             $98.15
 1   s/n:  7064320M040ILL    Apple Hi-Res RGB Monitor (Mac II)             $650.00     $650.00   10      65%            $422.50
 1   m/n:  KTCKTM8000/SI     8MB Memory Module F/Mac IIsi                  $372.00     $372.00   10      65%            $241.80
 1   s/n:  FC21579V153       Mac IIsi 5MB CPU HD80                       $2,266.00   $2,266.00   10      65%          $1,472.90
 1   s/n:  05-26052          Star Controller w/ Commun. SFW                $960.00     $960.00   10      65%            $624.00
                                                                                                                      ---------
                                                                                                      Subtotal        $2,859.35
Vendor:  business Interiors, 529 Main Street, Boston, MA  02129
   7/31/92;  Inv. 64130
     STEELCASE
 1   m/n:  MD6636LCRP         RBL Desk                                      $740.00     $740.00    8      70%           $518.28
 1   m/n:  MD4824LLP          RBL Return                                    $465.00     $465.00    8      70%           $325.50
 1   m/n:  PWR7230XX          RBL Worksurface                               $250.80     $250.80    8      70%           $175.56
 1   m/n:  99111MH            RBL Mobile Pedestal File, 1 box/1 file        $366.00     $366.00    8      70%           $256.20
 1   m/n:  853600             RBL Round Table                               $228.60     $228.60    8      70%           $160.02
 1   m/n:  4571214            RBL Rolly Rneumatic Chair                     $446.00     $446.00    8      70%           $312.48

Metasyn, Inc.
Schedule A, Exhibit A
Sale / Leaseback

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Months
      Serial No./                                                          Unit        Total    Old       DVI         DVI
Qty   Model No.              Description                                   Cost        Cost    4/5/93  Percentage   Valuation
----------------------------------------------------------------------------------------------------------------------------------
 3    m/n:  421482NM         RBL Side Sled Chair                            $228.60     $685.80     8     70%        $480.06
 1    m/n:  TQ1207T36        RBL 36x12x80 Bookcase                          $200.00     $200.00     8     70%        $140.00
 1    m/n:  842361HF         RBL Lateral File, 3-Drawer                     $491.40     $491.40     8     70%        $343.98
 1    m/n:  1842TOP          RBL Custom Lateral File Top                    $113.33     $113.33     8     70%         $79.33
 1    m/n:  PWC53            RBL Channels - Wall                             $22.80      $22.80     8     70%         $15.96
 1    m/n:  MBS7216          RBL Shelf - Bookshelf                          $114.00     $114.00     8     70%         $79.80
 1    m/n:  PLP60RE          RBL Light Package - Task                       $112.20     $112.20     8     70%         $78.54
 1    m/n:  981870T          RBL Tackboard 70x18                             $87.60      $87.60     8     70%         $61.32
 1    m/n:  MD6630LCLP       MHM Desk                                       $711.60     $711.60     8     70%        $498.12
 1    m/n:  MR4824LRP        MHM Return                                     $465.00     $465.00     8     70%        $325.50
 1    m/n:  853030           MHM Square Table                               $218.40     $218.40     8     70%        $152.88
 1    m/n:  4571223          MHM Rolly Pneumatic Chair                      $380.40     $380.40     8     70%        $266.28
 2    m/n:  421382NM         MHM Side Sled Chair                            $228.60     $457.20     8     70%        $320.04
 2    m/n:  TQ1507T36        MHM Open Shelving 80x36x15                     $230.00     $460.00     8     70%        $322.00
 3    m/n:  842361HF         MHM Lateral File, 3-Drawer                     $491.40   $1,474.20     8     70%      $1,031.94
 1    m/n:  12618TOP         MHM Custom Lateral File Top                    $296.67     $296.67     8     70%        $207.67
 2    m/n:  MD6630LCLP       Desk                                           $711.60   $1,423.20     8     70%        $996.24
 2    m/n:  MR4824LRP        Return                                         $465.00     $930.00     8     70%        $651.00
 2    m/n:  2295             Open Bookcase 15x36x55 3 Shelf                 $255.00     $510.00     8     70%        $357.00
 4    m/n:  421482NM         Side Sled Chair                                $228.60     $914.40     8     70%        $640.08
 3    m/n:  330600AB         Double Pedestal Desk, 30x60                    $520.20   $1,560.60     8     70%      $1,092.42
 1    m/n:  2295             Boockcase, Open, 3-Shelf, 15x36x55             $255.00     $255.00     8     70%        $178.50
 3    m/n:  430312           Swivel/Tilt Chair                              $306.60     $919.80     8     70%        $643.86
 1    m/n:  85964236         Conference Table - Boat Shaped                 $596.40     $596.40     8     70%        $417.48
 8    m/n:  421312NM         Swivel Tilt conference Chair                   $309.00   $2,472.00     8     70%      $1,730.40
 4    m/n:  TQ1507T36        88x36 Wide Shelving                            $230.00     $920.00     8     70%        $644.00
 1    m/n:  MPNTM4136        Panel (Reception)                              $210.60     $210.60     8     70%        $147.42
 2    m/n:  MPNTM4130        Panel (Reception)                              $198.00     $396.00     8     70%        $277.20
 1    m/n:  MPNYM4142        Panel (Reception)                              $223.20     $223.20     8     70%        $156.24
 1    m/n:  MTWS3017M        Worksurface Transaction                        $116.40     $116.40     8     70%         $81.48
 1    m/n:  MTWS3617M        Worksurface Transaction                        $123.60     $123.60     8     70%         $86.52
 1    m/n:  MD6630LCR0       Reception Desk                                 $723.00     $723.00     8     70%        $506.10
 1    m/n:  PWR4224FXX       Worksurface Package                            $130.80     $130.80     8     70%         $91.56
 1    m/n:  MFES24           End Panel 24x27                                $116.40     $116.40     8     70%         $81.48
 1    m/n:  PWRS24CR         Cantilever                                      $22.80     $ 22.80     8     70%         $15.96
 1    m/n:  MP2824BBFL       Pedestal, 2 box, 1 file                        $236.40     $236.40     8     70%        $165.48
 1    m/n:  453530           Chair - Pneumatic                              $379.80     $379.80     8     70%        $265.86


                                     Page 2

Metasyn, Inc.
Schedule A, Exhibit A
Sale / Leaseback

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Months
      Serial No./                                                          Unit        Total    Old       DVI        DVI
Qty   Model No.              Description                                   Cost        Cost    4/5/93  Percentage  Valuation
----------------------------------------------------------------------------------------------------------------------------------
 1    m/n: 8418TOP          84x18 Common Top                               $163.33      $163.33     8      70%      $114.33
 2    m/n: 423481M          Side Chair (Visitor)                           $223.80      $447.60     8      70%      $313.32
 5    m/n: 1168-301         Maxwell Cloisonne 54"W                          $81.94      $409.70     8      70%      $286.79
 2    m/n: 842361HF         Lateral File                                   $491.40      $982.80     8      70%      $687.96
 2    m/n: 4571223          Rolly Pneumatic Chair                          $100.00      $200.00     8      70%      $140.00
 2    m/n: 451710           Stool Task                                      $57.04      $114.08     8      70%       $79.86
                                                                                                                 ----------
                                                                                                Subtotal         $17,000.00

Vendor:  Computers, Etc. Superstore, 216 Newbury Street, RT1S, Peabody, MA  01960
   8/9/92; Inv. # A212140
 1    s/n: LL101420         Shiva LanRover/L                               $499.00      $499.00     8      70%      $349.30
                            Remote Access Series for
                            Appletalk Network                                                                   -----------
                                                                                                Subtotal            $349.30
Vendor:  VWR, P.O. Box 232, Boston, MA  02101
   9/11/92;  Inv. #94819770
1     m/n: 55703-214        Explosion-Proof 14.7 cu.ft.                  $1,591.00    $1,591.00     7      70%    $1,113.70
                            Refrig.freezer
1     m/n: ZZMFG            Explosion-Proof Vacuum Pump,                 $1,144.00    $1,144.00     7      70%      $800.80
                            Belt Drive                                                                             ----------
                                                                                                 Subtotal         $1,914.50

Vendor:  MIT computer Connection, Stratton Student Center, Lower Level, Cambridge, MA
   9/8/92
2    s/n:  FC23621FC53      Mac IIsi 5/80                                 $1,505.00   $3,010.00     7      70%    $2,107.00
     s/n:  FC2361K)C53
8    m/n:  2x8 Simms        2x8 Simms Chip for Mac IIsi/ci (80               $60.00     $480.00     7      70%      $336.00
                            (4 in each machine)
2    m/n:  MO312            Apple Extended Keyboard                         $160.00     $320.00     7      70%      $224.00
2    m/n:  M0481LL/A        Mac IIsi NuBus Adapter Card                     $186.00     $370.00     7      70%      $259.00
1    s/n:  S12111SMD07      Mac 16" Display Monitor                       $1,160.00   $1,160.00     7      70%      $812.00
                             Video Card Installed                           $490.00     $490.00     7      70%      $343.00
1    s/n:  5257906          Apple High Resolution RGB Monitor              $ 580.00     $580.00     7      70%      $406.00
                                                                                                                   ---------
                                                                                                       Subtotal   $4,487.00

Vendor:  Fisher Scientific, 52 Fadem Road, springfield, NJ  07081
   9/17/92;  Inv. #9502225
 1   s/n:  1030954          Rotavapor                                     $2,295.00   $2,295.00     7      70%    $1,606.50

                                     Page 3


Metasyn, Inc.
Schedule A, Exhibit A
Sale / Leaseback
----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Months
      Serial No./                                                          Unit        Total    Old       DVI         DVI
Qty   Model No.              Description                                   Cost        Cost    4/5/93  Percentage   Valuation
----------------------------------------------------------------------------------------------------------------------------------
 1   s/n:  M99874           Analytical Mettler Balance AE200            $2,085.00     $2,085.00     7      70%     $1,459.50
 1   s/n:  20800190         Oven                                          $385.00       $385.00     7      70%       $269.50
 1   s/n:  189694           Ultrasonic Clearner w/Digital Timer           $559.00       $559.00     7      70%       $391.30
   9/30/92;  Inv. #9605777
 1   m/n:  01-182-8         Explosion Proof Vacuum Pump
                            Direct Drive 40lb/min. 5u                     $920.00       $920.00     6      70%       $644.00
   10/2/92;  Inv. #9626838
 1   m/n:  01-911-174       Mettler Balance, PM 2000,
                            2100 gms; 0.01gm                            $1,494.00     $1,494.00     6      70%     $1,045.80
   11/4/92;  Inv. #9867025
 1   s/n:  922971000031     Fraction Collector, w/ 12/13 mm rac         $1,170.00     $1,170.00     5      80%       $936.00
   10/7/92;  Inv. #9660423
 1   m/n:  1500278-6        Rotovap MD M, Compact                       $1,650.00     $1,650.00     6      70%     $1,155.00
                            Condenses & Bath                                                                       ----------
                                                                                                        Subtotal   $7,507.60

Vendor:  The Holt Company, 24 Bedford Street, Waltham, MA  02254
   9/18/92;  Inv. #43028
 1   s/n:  1708361          In Focus Portable Overhead                    $395.00       $395.00     7      70%       $276.50
 1   s/n:  190902           Telex Slide Projector w/Auto Focus            $585.00       $585.00     7      70%       $409.50
                                                                                                                   ----------
                                                                                                        Subtotal     $686.00
Vendor:  VWR Scientific:  P.O. Box 232, Boston, MA  02101
   9/16/92;  Inv. #39064810
 1   m/n:  VLT60            Low Temp Immersion Proub Chiller              $735.00       $735.00     7      70%       $514.50
 1   m/n:  33918-330        Hot Plate Stirrer w/Temp Probe                $405.35       $405.35     7      70%       $283.75
                                                                                                                    ---------
                                                                                                        Subtotal     $798.25

Vendor:  Fisher Scientific, 52 Fadem Road, Springfield, NJ  07081
   10/7/92;  Inv. 9660428
 1   m/n:  RE111B           Rotor Evaporator 24/60                      $2,420.00     $2,420.00     6      70%     $1,694.00
     s/n:  0132111
 1   m/n:  01-115-4         Welch Vacuum Pump, 1.5 CFM,                   $857.00       $857.00     6      70%       $599.90
                                                                                                                    --------
                            115/230 V                                                                   Subtotal   $2,293.90


                                     Page 4

Metasyn, Inc.
Schedule A, Exhibit A
Sale / Leaseback

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Months
      Serial No./                                                          Unit        Total    Old       DVI         DVI
Qty   Model No.              Description                                   Cost        Cost    4/5/93  Percentage   Valuation
----------------------------------------------------------------------------------------------------------------------------------
Vendor:  Bruker Spectrospin (Canada) Ltd., 555 Steeles Avenue East, Milton, Ontario, Canada L9T 146
   1/14/93;  Inv. #T-546
 1   s/n:  PH2001            Minispec PC 120 as per quote              $39,950.00    $39,950.00     3     100%     $39,500.00
                                                                                                                  -----------
                             BM-923395                                                                 Subtotal    $39,500.00

Vendor:  Newark Electronics, 200 West Cumings Park, Woburn, MA  01802
   11/3/92;  Inv. #228442
 1   s/n:  193-00859         200 MHz Digital Storate Analog Scope         $998.00       $998.00     5      80%        $798.40
                                                                                                                   ----------
                                                                                                        Subtotal      $798.40

Vendor:  Bio-Rad, 85 Marcus Drive, Melville, NY  11747
   11/3/92;  Inv. #588563
 1   m/n:  2110              Econo Fraction Collector                     $555.00       $555.00     5      80%        $444.00
                                                                                                                   -----------
     s/n:  231BR-11308                                                                                  Subtotal      $444.00

Vendor:  Fisher Scientific, 52 Fadem Road, Springfield, NJ  07081
   1/4/93;  Inv. #0765815
1    m/n:  13-874-118C       Haake Refrigerating Circulator,            $2,150.00     $2,150.00     3     100%      $2,150.00
     s/n:  920099            D8-GH
   11/4/92;  Inv. #9867026
1    m/n:  01-094-22         Gas Pressure/Vacuum Pump                     $326.27       $326.27     5      80%        $261.02
                                                                                                                   ----------
     s/n:  0992                                                                                         Subtotal    $2,411.02

Vendor:  Mediquip, Inc., 2201 January Avenue, St. Louis, MO  63110
   1/8/93;  Inv. #14999
1    s/n:  3103PF            AMSCO Medallion 24x36x36 Lab              $20,329.00    $20,329.00     3     100%     $20,329.00
                             Sterilizer, Reconditioned,
                             Electro-Mechanical controls,
                             Single Manual Door, Recess Mounted
1                            Two Removable, Fixed Height                $1,425.00     $1,425.00     3     100%      $1,425.00
                             Shelves, for above
   1/19/93;  Inv. #15068
1    s/n:  88790-I           Glassware Washer with 30 Spindle           $8,000.00     $8,000.00     2     100%      $8,000.00
                             Header 7 Dolly Raci
                             Reconditioned Forma 8877
   12/27/92;  Inv. #14943
1    m/n:  LB-60             New Electric Steam Generator               $4,427.00     $4,427.00     3     100%      $4,427.00
                                                                                                                    -----------
     s/n:  31528             208v, 3PH/175 Amps                                                         Subtotal   $34,181.00


                                     Page 5


Metasyn, Inc.
Schedule A, Exhibit A
Sale / Leaseback

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Months
      Serial No./                                                          Unit        Total    Old       DVI         DVI
Qty   Model No.              Description                                   Cost        Cost    4/5/93  Percentage   Valuation
----------------------------------------------------------------------------------------------------------------------------------
Vendor:  Fisher Scientific, 52 Fadem Road, Springfield, NJ  07081
   11/10/92;  Inv. #9908524
1    m/n:  01-057-16A       Vacuum Pump 400 Liter 120V 50/60            $1,623.45     $1,623.45     5      80%       $1,298.76
     s/n:  SGL130522

1    m/n:  13-246-655G      IsoTemp 600 Series Lab Oven                 $1,086.25     $1,086.25     5      80%         $869.00
     s/n:  20400054
1    m/n:  17-156D          Eagle Safety Cabinet, 2 Dr., 2 Shelve         $467.50       $467.50     5      80%         $374.00
                                                                                                                      --------
                            45 Gallon                                                                   Subtotal     $2,541.76

Vendor:  APS Technologies, Kansas City, MO
   11/18/92;  Inv. #93-34372
1    s/n:  A114053          Archive Compression Ext.                    $1,599.00     $1,599.00     5      80%       $1,279.20
                                                                                                                     ----------
                            Brick with Retrospect                                                       Subtotal     $1,279.20

Vendor:  VWR Scientific, P.O. Box 232, Boston, MA  02101
   11/23/92;  Inv. #41776110
1    m/n:  27558-161        Buchi Rotavapor Re-111/E 24/40E             $2,499.00      $2,499.00    4      80%       $1,999.20
                                                                                                                     ----------
     s/n:  20400054                                                                                     Subtotal     $1,999.20

Vendor:  business Interiors, 529 Main Street, the Schrafft Center, Boston, MA  02129
   12/31/92;  Inv. #74004
1    m/n:  421271NM         Chair-Seg HI Back, Swivel tilt,               $440.40        $440.40    3     100%        $440.40
                                                                                                                      ---------
     Steelcase              UPH Arm, Pneu Hgt, Mono                                                      Subtotal     $444.40
                            Base-Cap:  6202 Grey V5

Vendor:  Sears Business Center, Executive Place IV, 54 Mall Road, Burlington, MA  01803
   1/14/93
     s/n:  JPBF040242       HP laserJet 4M                              $1,766.01      $1,766.01    3      100%      $1,766.01
                                                                                                                      ----------
                                                                                                          Subtotal   $1,766.01

                                     Page 6



Metasyn, Inc.
Schedule A, Exhibit A
Sale / Leaseback

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Months
      Serial No./                                                          Unit        Total    Old       DVI         DVI
Qty   Model No.              Description                                   Cost        Cost    4/5/93  Percentage   Valuation
----------------------------------------------------------------------------------------------------------------------------------
Vendor:  fisher Scientific, 52 Fadem Road, Springfield, NJ  07081
   12/16/92;  Inv. #0684012
 1   m/n:  13-635-25         Accumet 25ph Meter, 120V, 60 Hz            $1,066.50      $1,066.50     4       80%         $853.20
                 s/n:  2273299
   12/30/92;  Inv. #0757311
 1   m/n:  RE111B            Buchi Evaporator, 24/40                    $2,425.00      $2,425.00     3      100%       $2,425.00
                                                                                                                     -----------
                 s/n:  1032110                                                                            Subtotal     $3,278.20

Vendor:  Balston Instruments, 260 neck Road, Box 8223, Haverhill, MA  01835
   1/5/93;  Inv. #107760
 1   s/n:  75511-            Completely Engineered Air Package          $5,262.00     $5,262.00      3      100%       $5,262.00
                             742061 Receiver Tank                         $374.00       $374.00      3      100%         $374.00
                                                                                                                      -----------
                                                                                                          Subtotal     $5,636.00

Vendor:  VWR Scientific, P.O. Box 232, Boston, MA  02101
   6/12/92;  Inv. #94805940
 1   m/n:  34741-152         Ice Maker Flaker, w/Bin, AF325             $2,835.00     $2,835.00     10       65%       $1,842.75
                                                                                                                       ----------
                                                                                                          Subtotal     $1,842.75

Vendor:  Yale Electric Sales Co., Inc., 296 Freeport Street, Dorchester, MA  02122
   6/17/92;  Inv. #72859
 1   m/n:  CTXY16F           Hotpoint Refrigerator                        $499.00      $499.00      10       65%         $324.35
     m/n:  1M1               Hope Ice Maker, Attached to refrigerator      $75.00       $75.00      10       65%          $48.75
                                                                                                                       ----------
                                                                                                          Subtotal       $373.10

                                                                                               Total this Schedule:  $142,142.84

                    CERTIFICATE OF INSPECTION AND ACCEPTANCE


This document is the "Acceptance Certificate" referred to in section 4 of the Master Lease Agreement Number 8050 (the "Lease") dated as of December 21, 1992 between Dominion Ventures, Inc., ("Lessor") and Powersoft Corporation, ("Lessee"). This "Acceptance Certificate" relates to the equipment described in Equipment Schedule A, (the "Equipment").

Lessee has not relied upon and acknowledges that Lessor has made no representation or warranty of any kind, express or implied, with respect to the Equipment, including without limitation its condition, merchantability or fitness for any particular purpose. Lessee further acknowledges that Lessor has accepted no responsibility for the transportation, installation or required licensing necessary for the transfer, installation or use of the equipment.

Lessee certifies that the Equipment has been delivered to Lessee, has been inspected by Lessee and has been found to be in good order and to satisfy the specifications required by the Lease.

Lessee hereby represents and warrants to Lessor that (i) no event of default under Section 25 of the Lease or event which, with the giving of notice or the lapse of time, or both, would become such an event of default has occurred and is continuing, except as disclosed in writing to Lessor, which disclosed event has either been cured by Lessee or concerning which Lessee has provided evidence to Lessor that Lessee is in the process of curing such default and is diligently prosecuting such cure to completion (nothing herein shall constitute a waiver by Lessor of any rights or remedies which it may have under the Lease with respect to any event of default); and (ii) Lessee has obtained, and there are in full force and effect, any insurance policies with respect to the Accepted Equipment required to be obtained under the terms of the Lease.


                                          METASYN, INC.



Date:     4/28/93                         By: /s/ Randall B. Lauffer
                                             ------------------------------
                                          Title:  CEO

                               EQUIPMENT SCHEDULE
                                       2-B

                   to Master Lease Agreement Number 8050
                             Dated December 21, 1992

LESSOR:  Dominion Ventures, Inc.   LESSEE:  Metasyn, Inc.
         44 Montgomery Street               71 Rogers Street
         Suite 4200                         Cambridge, MA 02142
         San Francisco, CA   94104

All terms and conditions of the above referenced Master Lease Agreement are hereby expressly incorporated into this Equipment Schedule and made a part hereof as if such terms and conditions were fully set forth herein. By their execution of the Equipment Schedule the parties reaffirm all terms and conditions of the Master Lease Agreement except as they may be modified hereby. This Equipment Schedule shall become effective upon execution on date same is executed by Lessor.

TOTAL EQUIPMENT COST OF THIS SCHEDULE:  $83,967.18

FUNDING EXPIRATION DATE:  June 30, 1993

RENTAL AMOUNT:  $2,787.71

INITIAL TERM:   36 Months

FREQUENCY:  Monthly in Advance

EQUIPMENT DESCRIPTION:  See Exhibit A Attached Hereto

ADVANCE RENTAL APPLIED:  Last Month's

COMMENCEMENT DATE:  July 1, 1993

SECURITY DEPOSIT:  $0.00

EQUIPMENT LOCATION:                                LESSEE CONTACT:

Metasyn, Inc.                                      Name:  Margot MacArthur
71 Rogers Street                                   Phone: 617-876-5920
Cambridge, MA  02142


IN WITNESS WHEREOF,

DOMINION VENTURES, INC.                      METASYN, INC.


By:  /s/ Randolph D. Werner                  By:  /s/ Randall B. Lauffer
   -----------------------------------           ------------------------------
Its: CFO                                     Its: CEO
   -----------------------------------           ------------------------------
Date:  6/16/93
   -----------------------------------

                                  Metasyn, Inc.
                                  Schedule B
                                  Exhibit A

----------------------------------------------------------------------------------------------------------------------
      Qty         Serial/Model #        Description                                  Unit Cost          Total Cost
----------------------------------------------------------------------------------------------------------------------

Vendor: Fisher Scientific, Dept. 177728-01, P.O. Box 405, Pittsburgh, PA 15230
    3/12/93      Invoice No. 1303012
       1         m/n: 09 548 105B       Buchi Rotavapor Rotary Evaporation             $2,206.00            $2,206.00
                 s/n:                   System, 24/40 w/jack 7 Bath
    4/15/93      Invoice No. 1548944
       1         m/n: 09 548 1088A      Plastic & Glass 24/40 RE-111B                  $2,630.00            $2,630.00
                 s/n:                   Buchi Rotavapor, Rotary Evaporation
                                        System

    5/12/93      Invoice No. 174544
       1         m/n: 01-913-275        Mettler Electronic Micro Balance               $7,618.00            $7,618.00
                                                                                                           -----------
                 s/n: 1032251           MT5 5.1Gx1GG 115/230V                           Subtotal            $12,454.00

Vendor:  Forma Scientific, Inc., P.O. Box 649, Marietta, OH 45750-0649
     4/6/93      Invoice No. 2381580
       1         m/n: 6097              Laboratory Dryer/Sterilizer-Oven               $6,873.30            $6,873.30
                                                                                                           -----------
                 s/n: N61573                                                            Subtotal            $6,873.30


Vendor: Hewlett Packard, P.O. Box 75629, Charlotte, NC 28275-5929
    4/21/93      Invoice No. 6PC2367
       1         s/n: 3137G02443        Programmable Fluorescence Detector             $9,600.00            $9,600.00
                                        with
       1                                HP-IB Interface (Option 305)                     $835.00              $835.00
       1                                Filter Kit I (Option 810)                        $285.00              $285.00
                                        Filter Kit iii (Option 812)                      $175.00              $175.00
                                                                                                          ------------
                                                                                        Subtotal           $10,895.00

Rainin Instrument Co., Inc., Mack Road, Box 4026, Woburn,  MA 01888-4026
     4/2/93                             Invoice No. 492116
       1         s/n:  C301481-9        SD-1 PREP HPLC SYSTEM CONSISTING OF
                     140037             THE FOLLOWING:
       2         m/n: 7105-032          Dynamax SD-1 Pump II 200ML/MIN US             $14,850.00           $29,700.00
       2         m/n: 7105-050          Dynamax SD-1 Pump w/o Heads US
       2         m/n: 7105-064          Pump Head Kit Titanium 200ML/MIN
       1         m/n: 81-410TO          Rainin TI Prep Dual Chamber Mixer 10ML         $1,125.00            $1,125.00
       2         m/n: 81-399            Mixer Mounting Bracket                            $36.00               $72.00
       2         m/n: 81-398            SD-1 Mixer L-Bracket                              $36.00               $72.00
       1         m/n: 81-400            Rainin Dynamax Dual Chamber Mixer                $585.00              $585.00
       1         m/n: 02-0199           Prime/Purge Valve                                 $87.12               $87.12
       1         m/n: 48-606            Prime/Purge Valve Bracket                         $35.10               $35.10
       1         m/n: 48-600            SS-MAST 5/18 x21"                                 $15.30               $15.30
       1         m/n: 81-5070           Dynamax Method Mgr, SD-1 Complete              $2,245.50            $2,245.50
       1         m/n: 38-DG115SI        Noise & Surge Suppressor w/6 Outlets              $44.95               $44.95
       1         m/n: 48-00XL           Drive Module HPXL                              $3,415.50            $3,415.50

                                     Page 1

       1         m/n: 48-050-C          Pump Head Preparative 50ML/Min                 $1,075.50            $1,075.50
       1         m/n: 1-0165            Tee 3-Way 1/16                                    $45.41               $45.41
       1         m/n: 7125              Valve Sample Injection                           $547.20              $547.20
       1         m/n: 7161-020          Position Sensing Switch                           $69.30               $69.30
       1         m/n: 48-605            Injection Valve Bracket                           $67.50               $67.50
       1         m/n: 7024              Sample Loop 100UL                                 $28.80               $28.80
       1         m/n: 7026              Sample Loop 500UL                                 $34.20               $34.20
       1         m/n: 7028              Sample Loop 2.0ML                                 $59.40               $59.40
       1         m/n: 7200-030          Dynamax UV-1 UV/VIS Detector US                $4,495.50            $4,495.50
       1         m/n: 7200-075          Flowcell 9MM & !MM Prep Bulkhead TI              $805.50              $805.50
       1         m/n: U-446             Back Pressure Regulator SS 100PSI                 $82.80               $82.80
       2         m/n: 7060              Valve 6-Way                                      $355.50              $711.00
       2         m/n: 48-605            Injection Valve Bracket                           $67.50              $135.00
       1         m/n: 88-401            Dynamax Fraction Collector FC-1                $3,325.50            $3,325.50
       1         m/n: 88-420            Drain Valve 0-100ML/M F/FC-1                     $251.10              $251.10
       1         m/n: 88-417            Hi-Flow Funnel Rack F/267 Fractions              $308.70              $308.70
       1         m/n: 80-240-C8         Column Module C18 8U 41.4 x 250                $1,497.50            $1,497.50

     4/9/93                             Invoice No. 493701
       1         m/n: 80-220-C8         Column Module C18 8U 21.4 x 250                  $597.50              $597.50
                                                                                                        --------------
                                                                                       Subtotal            $51,534.88

Vendor: Parr Instrument, Company, 211 53rd St., Moline, IL 61265
    5/19/93                             Invoice No.: 7488
       1       s/n: 3911EG              Hydrogenation apparatus, 500 ML                $2,210.00            $2,210.00
                                        Shaker type, equipped with
                                        explosion proof motor, 115V 60HZ
                                                                                                         --------------
                                                                                        Subtotal             $2,210.00


                                                                            Total, This Schedule            $83,967.18

                                     Page 2


                    CERTIFICATE OF INSPECTION AND ACCEPTANCE


This document is the "Acceptance Certificate" referred to in section 4 of the Master Lease Agreement Number 8050 (the "Lease") dated as of December 21, 1992 between Dominion Ventures, Inc., ("Lessor") and Powersoft Corporation, ("Lessee"). This "Acceptance Certificate" relates to the equipment described in Equipment Schedule B, (the "Equipment").

Lessee has not relied upon and acknowledges that Lessor has made no representation or warranty of any kind, express or implied, with respect to the Equipment, including without limitation its condition, merchantability or fitness for any particular purpose. Lessee further acknowledges that Lessor has accepted no responsibility for the transportation, installation or required licensing necessary for the transfer, installation or use of the equipment.

Lessee certifies that the Equipment has been delivered to Lessee, has been inspected by Lessee and has been found to be in good order and to satisfy the specifications required by the Lease.

Lessee hereby represents and warrants to Lessor that (i) no event of default under Section 25 of the Lease or event which, with the giving of notice or the lapse of time, or both, would become such an event of default has occurred and is continuing, except as disclosed in writing to Lessor, which disclosed event has either been cured by Lessee or concerning which Lessee has provided evidence to Lessor that Lessee is in the process of curing such default and is diligently prosecuting such cure to completion (nothing herein shall constitute a waiver by Lessor of any rights or remedies which it may have under the Lease with respect to any event of default); and (ii) Lessee has obtained, and there are in full force and effect, any insurance policies with respect to the Accepted Equipment required to be obtained under the terms of the Lease.


                                  METASYN, INC.



Date:     6/8/93                        By: /s/ Randall B. Lauffer
                                           ----------------------------
                                        Title:        CEO

                               EQUIPMENT SCHEDULE
                                       3-C
                   to Master Lease Agreement Number 8050 Dated
                                December 21, 1992

LESSOR:  Dominion Ventures, Inc.   LESSEE:  Metasyn, Inc.
         44 Montgomery Street               71 Rogers Street
         Suite 4200                         Cambridge, MA 02142
         San Francisco, CA   94104

All terms and conditions of the above referenced Master Lease Agreement are hereby expressly incorporated into this Equipment Schedule and made a part hereof as if such terms and conditions were fully set forth herein. By their execution of the Equipment Schedule the parties reaffirm all terms and conditions of the Master Lease Agreement except as they may be modified hereby. This Equipment Schedule shall become effective upon execution on date same is executed by Lessor.

TOTAL EQUIPMENT COST OF THIS SCHEDULE:  $33,471.00

FUNDING EXPIRATION DATE:  June 30, 1993

RENTAL AMOUNT:  $1,111.24

INITIAL TERM:   36 Months

FREQUENCY:  Monthly in Advance

EQUIPMENT DESCRIPTION:  See Exhibit A Attached Hereto

ADVANCE RENTAL APPLIED:  Last Month's

COMMENCEMENT DATE:  July 1, 1993

SECURITY DEPOSIT:  $0.00

EQUIPMENT LOCATION:                       LESSEE CONTACT:
Metasyn, Inc.                             Name:  Margot MacArthur
71 Rogers Street                          Phone: (617)499-1400
Cambridge, MA  02142


IN WITNESS WHEREOF,

DOMINION VENTURES, INC.                    METASYN, INC.


By: /s/ Randolph Werner                    By:  /s/ Randall B. Lauffer
   -----------------------------               -------------------------------
Its: CFO                                   Its:  CEO
   -----------------------------               -------------------------------

Date:  6/30/93                             Date: 6/28/93
   -----------------------------               -------------------------------

                                  Metasyn Inc.
                                  Exhibit A (Schedule 8050 3C)

-----------------------------------------------------------------------------------------------------------------------------------
                  INVOICE QTY  MODEL NUMBER/                                                        FEATURE   EQUIPMENT
VENDOR NAME       NUMBER       SERIAL NUMBER EQUIPMENT DESCRIPTION   FEATURE DESCRIPTION            COST      COST
-----------------------------------------------------------------------------------------------------------------------------------
FISHER SCIENTIFIC          1   S/N: 1032386  BUCHI ROTARY  EVAPRTR   PLASTIC & GLASS 24/40RE-111C  $2,634.00   $4,354.00
                                                                     SYRINGE PUMP, 115VAC 50/60HZ  $1,720.00
FISHER SCIENTIFIC          2   S/N: 1032389  BUCHI ROTARY  EVAPRTR                                             $5,310.00
                                                                                                              ..........
                               S/N: 1032392  BUCHI ROTARY  EVAPRTR
FISHER SCIENTIFIC                                                                                              $9,664.00
PACKARD                    1   S/N: 403410   COBRA II/SPECTRAVW      COBRA II, M/N; 5003          $23,807.00  $23,807.00
                                                                                                              ..........
PACKARD                                                                                                       $23,807.00

       GRAND TOTAL                                                                                            $33,471.00


                    CERTIFICATE OF INSPECTION AND ACCEPTANCE


This document is the "Acceptance Certificate" referred to in section 4 of the Master Lease Agreement Number 8050 (the "Lease") dated as of December 21, 1992 between Dominion Ventures, Inc., ("Lessor") and Powersoft Corporation, ("Lessee"). This "Acceptance Certificate" relates to the equipment described in Equipment Schedule C, (the "Equipment").

Lessee has not relied upon and acknowledges that Lessor has made no representation or warranty of any kind, express or implied, with respect to the Equipment, including without limitation its condition, merchantability or fitness for any particular purpose. Lessee further acknowledges that Lessor has accepted no responsibility for the transportation, installation or required licensing necessary for the transfer, installation or use of the equipment.

Lessee certifies that the Equipment has been delivered to Lessee, has been inspected by Lessee and has been found to be in good order and to satisfy the specifications required by the Lease.

Lessee hereby represents and warrants to Lessor that (i) no event of default under Section 25 of the Lease or event which, with the giving of notice or the lapse of time, or both, would become such an event of default has occurred and is continuing, except as disclosed in writing to Lessor, which disclosed event has either been cured by Lessee or concerning which Lessee has provided evidence to Lessor that Lessee is in the process of curing such default and is diligently prosecuting such cure to completion (nothing herein shall constitute a waiver by Lessor of any rights or remedies which it may have under the Lease with respect to any event of default); and (ii) Lessee has obtained, and there are in full force and effect, any insurance policies with respect to the Accepted Equipment required to be obtained under the terms of the Lease.


                                  METASYN, INC.



Date:     6/28/93                       By:    /s/ Randall B. Lauffer
     ------------------------------        ------------------------------
                                        Title:        CEO
                                           ------------------------------

                               EQUIPMENT SCHEDULE
                                       4-D
                   to Master Lease Agreement Number 8050 Dated
                                December 21, 1992

LESSOR:  Dominion Ventures, Inc.   LESSEE:  Metasyn, Inc.
         44 Montgomery Street               71 Rogers Street
         Suite 4200                         Cambridge, MA 02142
         San Francisco, CA  94104

All terms and conditions of the above referenced Master Lease Agreement are hereby expressly incorporated into this Equipment Schedule and made a part hereof as if such terms and conditions were fully set forth herein. By their execution of the Equipment Schedule the parties reaffirm all terms and conditions of the Master Lease Agreement except as they may be modified hereby. This Equipment Schedule shall become effective upon execution on date same is executed by Lessor.

TOTAL EQUIPMENT COST OF THIS SCHEDULE:  $327,472.37

FUNDING EXPIRATION DATE:  June 30, 1993

RENTAL AMOUNT:  $10,872.08

INITIAL TERM:   36 Months

FREQUENCY:  Monthly in Advance

EQUIPMENT DESCRIPTION:  See Exhibit A Attached Hereto

ADVANCE RENTAL APPLIED:  Last Month's

COMMENCEMENT DATE:  July 1, 1993

SECURITY DEPOSIT:  $0.00

EQUIPMENT LOCATION:                       LESSEE CONTACT:

Metasyn, Inc.                             Name:  Margot MacArthur
71 Rogers Street                          Phone: (617)499-1400
Cambridge, MA  02142

IN WITNESS WHEREOF,

DOMINION VENTURES, INC.                   METASYN, INC.


By:  /s/ Randolph Werner                  By:  /s/ Randall B. Lauffer
    --------------------------------          ---------------------------------
Its:             CFO                      Its:            CEO
    --------------------------------          ---------------------------------
Date:          6/30/93                                    6/28/93
    --------------------------------          ---------------------------------

                                  Metasyn, Inc.
                                  Schedule D - Sale/Leaseback
                                  Exhibit A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Months
Qty    Serial/Model #       Description                                Unit Cost  Total Cost     Old     Percentage   Valuation
-----------------------------------------------------------------------------------------------------------------------------------
6/16/93
Vendor: Varian Instruments, 3120 Hansen Way, Palo Alto, CA 94304
     1/13/93    P.O. # 50-00193, Inv. 031-28399A,031-28399B
 1      s/n: 5008084        Unity 300 with Varian Superconducting     $212,500.00 $212,500.00      5       80%         $170,000.00
                                                                                  -----------                          -----------
                            Magnet & Peripherals                        Subtotal  $212,500.00                          $170,000.00

Vendor: Hewlett Packard Company, 29 Burlington Mall Road, Burlington, MA 01803
     1/29/93  P.O. # 50-00214, Inv. 6N21359

 1      s/n:32478A03958     HPLC 1090M Series II Liquid Chromato-      $46,300.00  $46,300.00      5       80%          $37,040.00
 1                          graph Mainframe plus
 1                          Ternary PV5 solvent delivery system
 1                          Variable volume injector 2/25 ul
 1                          Autosampler
 1                          Temperature controlled column compratment
 1                          Diode array dtector series II
 1                          Manual injector valve                       $1,500.00   $1,500.00      5       80%           $1,200.00
     1/29/93                Inv. 6MW1561
 1      s/n: 2510A03293     Spectroscopy System-Standard Version       $11,600.00  $11,600.00      5       80%           $9,280.00
                                                                                  ------------                         -----------
                                                                        Subtotal   $59,400.00                           $47,520.00

Vendor: Varian NMR Instruments, 3120 Hansen Way, Palo Alto, CA 94304
     2/4/93    P.O. # 50-00226, Inv. 28458D

 1      s/n: Z49M3836       SparcStation IPC Computer                   $4,920.00   $4,920.00      4       80%           $3,936.00
                                                                                   ----------                            ---------
                                                                        Subtotal    $4,920.00                            $3,936.00


                                     Page 1

                                  Metasyn, Inc.
                                  Schedule D - Sale/Leaseback
                                  Exhibit A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Months
Qty    Serial/Model #       Description                                Unit Cost  Total Cost     Old     Percentage   Valuation
-----------------------------------------------------------------------------------------------------------------------------------

Vendor: Business Interiors, 529 Main Street, The Schraftt Ct, Boston, MA 02129
     2/26/93   P.O. # 60-00232A, Inv. 477806

 4      Cat. # 842361RW     Lateral 3- Drawer File Cabinet                $491.40   $1,965.60      4       80%           $1,572.48
 4      Cat. # 4218top      Selfedge Top 42" x 18"                        $113.33     $453.32      4       80%             $362.66
 2      Cat. # 6636LCRP     Desk-Sgl Ped, RH, Lam, LK, CD                 $740.40   $1,480.80      4       80%           $1,184.64
 2      Cat. # MR4824LLP    Return-Dsk Ht, 1 Cabt LH, LAM                 $465.00     $930.00      4       80%             $744.00
 4      Cat. # 842561RW     Lateral File, 4 drawer, 1 shelf               $790.00   $3,160.00      4       80%           $2,528.00
 3      Cat. # MD6Y030LCD   Double Pedestal Desk, 30x60                   $852.00   $2,556.00      4       80%           $2,044.80
     2/19/93                Inv. 77319
 1      Cat. # 33060080     Single Pedestal Desk, 30 x 60                 $455.00     $455.00      4       80%             $364.00
 1      Cat. # 33K47LRH     Return Clamp                                  $325.00     $325.00      4       80%             $260.00
                                                                                  -----------                           ----------
                                                                        Subtotal   $11,325.72                            $9,060.58

Vendor: Brinkman Instruments, Inc.,  One Cantiague Road, Westbury, NY 11590
     3/8/93    P.O. #50-00249, Inv. 972465
 1      s/n: 7N71326        Titration Stand 2.665.0030, includes Magnet $3,265.00   $3,265.00      3      100%           $3,265.00
                            & Peripherals and
 4                          Interchangeable "Snap-In" Buret Unit 696-5,   $600.00   $2,400.00      3      100%           $2,400.00
                            5ml, with Anti-Diffusion Buret Tip 6.1541.010
 1                          Keyboard Unit 6.2124.000, for remote contro   $415.00     $415.00      3      100%             $415.00
                            of Dosimat 665                                        ------------                         -----------
                                                                        Subtotal    $6,080.00                            $6,080.00

Vendor: CompuCom Systems, 313 Speen Street, Natick, MA 01760
     1/21/93   P.O. #60-00250, Inv. 80216817

 1      s/n: SF12454S3724   Macintosh IIci 5 MB HD80 w/ Cache Card      $1,924.00   $1,924.00      5       80%           $1,539.20
                            Apple SE, MAC II Extended keyboard            $146.00     $146.00      5       80%             $116.80
 1      s/n: DCH2300A0157   Radius 2-Page Mono-Grayscale Monitor w/       $872.00     $872.00      5       80%             $697.60
                                                                                  ------------                          -----------
                                                                        Subtotal    $2,942.00                            $2,353.60


                                     Page 2

                                  Metasyn, Inc.
                                  Schedule D - Sale/Leaseback
                                  Exhibit A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Months
Qty    Serial/Model #       Description                                Unit Cost  Total Cost     Old     Percentage   Valuation
-----------------------------------------------------------------------------------------------------------------------------------

Vendor: The Baker Company, 24 Stiles Road, Suite 201, P.O. Box 650, Salem, NH 03079
     2/26/93   P.O. #50-00263.
                           Inv. 065330
 1      s/n: SL-47002V     4'Class Ii, Type A. Vert Downflow Biological $4,261.32   $4,261.32      4       80%           $3,409.06
                           Downflow Safety Cabinet
                           Inv. 065330-1
 1      s/n: 465906        4'Horizontal laminar Flow Clean Bench        $2,915.64   $2,915.64      4       80%           $2,332.51
                                                                                  -----------                          ------------
                                                                        Subtotal    $7,176.96                            $5,741.57

Vendor: Fisher Scientific, 52 Fadem Road, Springfield, NJ 07081
               P.O. # 50-00292
     4/2/93                 Inv. # 1462833
 1      s/n: 930821000021   CF-1 Fraction Collector 115V                $1,330.00   $1,330.00      3      100%           $1,330.00
     3/11/93                Inv. # 1292849
 1      s/n: 186281         UV Monitor                                  $2,397.00   $2,397.00      3      100%           $2,397.00
     2/15/93                Inv. # 1086546
 1      s/n: 186192         Gradient Monitor                            $1,330.00   $1,330.00      4       80%           $1,064.00
 1      s/n: 63B35368       Single Pen Recorder                           $940.00     $940.00
     3/4/93                 Inv. # 1237937
 1      s/n: 223259         Spectrum Peristaltic Pump                     $665.00     $665.00      3      100%             $665.00
                            P.O. # 50-00293A
     3/3/93                 Inv. 1226572
 1      s/n: 77503          Welch Vacuum Pump 115Vac 60 Hz              $1,115.00   $1,115.00      3      100%           $1,115.00
     2/19/93                Inv. # 1137490
 1      s/n: 41011007405    Welch Vacuum Pump 115Vac 60 Hz                $955.00     $955.00      4       80%             $764.00
     2/22/93                Inv. # 1148405
 2                          Precision Vacuum Pump Model D-25              $755.00   $1,510.00      4       80%           $1,208.00
 1                          Refrigerator/Freezer                        $1,153.00   $1,153.00      4       80%             $922.40



                                     Page 3




                                  Metasyn, Inc.
                                  Schedule D - Sale/Leaseback
                                  Exhibit A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Months
Qty    Serial/Model #       Description                                Unit Cost  Total Cost     Old     Percentage   Valuation
-----------------------------------------------------------------------------------------------------------------------------------
     2/19/93             Inv. # 1137490
 2      s/n: 30100004, 3    Isotemp 630G Oven                             $720.00   $1,440.00      4       80%           $1,152.00
                         P.O. # 50-00293B
     4/22/93             Inv. # 1603261
 1      s/n:                Electrical Bal. 4000/.1G115VDI-4KD          $1,030.00   $1,030.00      2      100%           $1,030.00
                                                                                   ----------                          ------------
                                                                        Subtotal   $13,865.00                            $11,647.40

Vendor: Nicolet Instrument Corp., 5225 Vernoa Rd., Madison, WI 53744
     3/26/93    P.O. # 50-002989, Inv. VT009037
 1      s/n: ACK9300157     Impact 400 Spectrometer                    $17,000.00  $17,000.00       3     100%          $17,000.00
                                                                                   ----------                           -----------
                                                                        Subtotal   $17,000.00                            $17,000.00

Vendor: Business Interiors, 529 Main Street, The Schrafft Ct., Boston, MA 02129
     3/24/96    P.O. # 60-00310, Inv. 479348
 4      Cat. # 230600AB     Double Pedestal Desks                         $509.60   $2,038.40       3     100%           $2,038.40
                                                                                   ----------                           -----------
                                                                        Subtotal    $2,038.40                             $2,038.40
Vendor: Computer City, 29-422, 341 Cochituate, Framingham, MA 01701
     4/10/93                                            P.O. # 50-00320, Inv. 013097
 1      s/n: F1312EAYCAB    Macintosh Centris 650 8/230                 $3,098.00   $3,098.00       2     100%           $3,098.00
 1      s/n: S12495PAE04    Macintosh 14" Color Display                   $498.00     $498.00       2     100%             $498.00
                                                                                   ----------                           -----------
                                                                        Subtotal    $3,596.00                             $3,596.00
Vendor: CompUSA, 500 Cochituate RD, Framingham, MA 01701
     3/28/93                                            P.O. # 60-00359
 1      s/n:  SG306D40VA2   Apple Mac Extended Keyboard                   $169.99     $169.99       3     100%             $169.99
 1      s/n: AP24435K5      Apple MAC LCIII4/80                         $1,239.98   $1,239.98       3     100%           $1,239.98
                                                                                   ----------                            -----------
          MO312                                                         Subtotal    $1,409.97                             $1,409.97



                                     Page 4


                                  Metasyn, Inc.
                                  Schedule D - Sale/Leaseback
                                  Exhibit A
----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Months
Qty    Serial/Model #       Description                                Unit Cost  Total Cost     Old     Percentage   Valuation
-----------------------------------------------------------------------------------------------------------------------------------

Purchased by Kaplan Corp. for Metasyn
Vendor: Kewaunee Scientific Corporation, Statesville, NC 28677
     7/30/92   P.O. # 50-00424
 2                          Kemressin Fume Hoods                       $10,837.00  $10,837.00      11       65%           $7,044.05
     1/23/93   Inv. #4992
 8                          Kemressin Fume Hoods with following         $5,278.75  $42,230.00       5       80%          $33,784.00
                            attachments
 8                          Auxiliary Air Chambers                        $145.25   $1,162.00       5       80%             $929.60
 4                          Fume Hods Alarms                              $375.00   $1,500.00       5       80%           $1,200.00
 3                          Argon Fixture                                  $69.00     $207.00       5       80%             $165.60
 3                          Vacuum Fixture                                 $69.00     $207.00       5       80%             $165.60
                                                                                   -----------                            ---------
                                                                        Subtotal   $56,143.00                            $43,288.85

Vendor: Air Energy, Inc., 480 Nepponset St.,  Canton, MA 02021
     3/8/93   P.O. 50-00428 Inv. 12551
 1      s/n: 776946         Vacuum Pump Package                         $3,800.00   $3,800.00      3      100%           $3,800.00
                                                                                   ----------                           -----------
                                                                        Subtotal    $3,800.00                            $3,800.00

                                                                        Total, this Schedule:                          $327,472.37



                    CERTIFICATE OF INSPECTION AND ACCEPTANCE


This document is the "Acceptance Certificate" referred to in section 4 of the Master Lease Agreement Number 8050 (the "Lease") dated as of December 21, 1992 between Dominion Ventures, Inc., ("Lessor") and Powersoft Corporation, ("Lessee"). This "Acceptance Certificate" relates to the equipment described in Equipment Schedule D, (the "Equipment").

Lessee has not relied upon and acknowledges that Lessor has made no representation or warranty of any kind, express or implied, with respect to the Equipment, including without limitation its condition, merchantability or fitness for any particular purpose. Lessee further acknowledges that Lessor has accepted no responsibility for the transportation, installation or required licensing necessary for the transfer, installation or use of the equipment.

Lessee certifies that the Equipment has been delivered to Lessee, has been inspected by Lessee and has been found to be in good order and to satisfy the specifications required by the Lease.

Lessee hereby represents and warrants to Lessor that (i) no event of default under Section 25 of the Lease or event which, with the giving of notice or the lapse of time, or both, would become such an event of default has occurred and is continuing, except as disclosed in writing to Lessor, which disclosed event has either been cured by Lessee or concerning which Lessee has provided evidence to Lessor that Lessee is in the process of curing such default and is diligently prosecuting such cure to completion (nothing herein shall constitute a waiver by Lessor of any rights or remedies which it may have under the Lease with respect to any event of default); and (ii) Lessee has obtained, and there are in full force and effect, any insurance policies with respect to the Accepted Equipment required to be obtained under the terms of the Lease.


                                METASYN, INC.



Date:     June 28, 1993         By: /s/ Randall B. Lauffer
                                   ---------------------------------------
                                Title:        CEO

                                  BILL OF SALE


Metasyn, Inc., ("Seller"), for good and valuable consideration, does hereby grant, bargain, sell, transfer and set over unto Dominion Ventures, Inc., ("Buyer"), its successors, assigns, including any partnership, and the partners therein (general and limited), the following:

Number     Part Number      Description            Total Cost

     See Attached Equipment List Exhibit A       $327,472.37


TO HAVE AND TO HOLD the Equipment to the Buyer, its successors and assigns, for its and their own use and behalf forever.

And Seller hereby represents and warrants to Buyer, its successor and assigns, that as of the date hereof:

1. Seller has legal title to each item of Equipment and good and lawful right to sell such item of equipment.

2.   No item of Equipment is subject to any lien or encumbrance of any nature.

3. Each item of Equipment is in good repair, condition and working order, in accordance with accepted industry practices.

4.   Each item of Equipment has been used predominantly in the United States.

5. No item of Equipment has been leased or sublet to any governmental agency or tax exempt organization.

Seller covenants that it will warrant and defend such title against all claims and demands whatsoever.

IN WITNESS WHEREOF, Seller has caused this instrument to be duly executed in its name by its officers thereunto duly authorized this 28th day of June, 1993.


                             METASYN, INC.


                             By: /s/ Randall B. Lauffer
                                ---------------------------------
                             Title:      CEO
                                ---------------------------------
                             Date:      6/28/93
                                ---------------------------------

                               EQUIPMENT SCHEDULE
                                       5E

                      to Master Lease Agreement Number 8050
                            Dated December 21, 1992

LESSOR: Dominion Ventures, Inc.   LESSEE:  Metasyn, Inc.
        44 Montgomery Street               71 Rogers Street
        Suite 4200                         Cambridge, MA  02142
        San Francisco, CA   94104

All terms and conditions of the above referenced Master Lease Agreement are hereby expressly incorporated into this Equipment Schedule and made a part hereof as if such terms and conditions were fully set forth herein. By their execution of the Equipment Schedule the parties reaffirm all terms and conditions of the Master Lease Agreement except as they may be modified hereby. This Equipment Schedule shall become effective upon execution on date same is executed by Lessor.

TOTAL EQUIPMENT COST OF THIS SCHEDULE:  $96,041.39

FUNDING EXPIRATION DATE:  September 30, 1993

RENTAL AMOUNT:  $3,188.57

INITIAL TERM:   36 Months

FREQUENCY:  Monthly in Advance

EQUIPMENT DESCRIPTION:  See Exhibit A Attached Hereto

ADVANCED RENTAL APPLIED:  Last Month's

COMMENCEMENT DATE:  October 1, 1993

SECURITY DEPOSIT:  $0.00

EQUIPMENT LOCATION:                  LESSEE CONTACT:

Metasyn, Inc.                        Name:  Margot MacArthur
71 Rogers Street                     Phone: (617) 499-1400
Cambridge, MA  02142

IN WITNESS WHEREOF,

DOMINION VENTURES, INC.              METASYN, INC.


By:  /s/ Randolph Werner             By: /s/ Randall B. Lauffer
     ----------------------------       -----------------------------
Its:           CFO                   Its: Chairman & CEO
     ----------------------------       -----------------------------
Date:        10/1/93                              9/22/93
     ----------------------------       -----------------------------

                                  Metasyn, Inc.
                                  Schedule E - Sale/Leaseback
                                  Exhibit A

---------------------------------------------------------------------------------------------------------------------------------
                                                                                               Months                   DVI
Qty   Serial/Model #       Description                                Unit Cost  Total Cost     Old     Percentage   Valuation
---------------------------------------------------------------------------------------------------------------------------------

Vendor: Andataco, 9550 Waples Street, San Diego, CA 92121
5/26/93 Inv. # 0054184-In
  1     s/n: 6006169        ExaByte 8-mm External Drive for            $1,619.00   $1,619.00         4          80%     $1,295.20
                            Sun IPC

Vendor: Computer City SuperCenter, 341 Cochituate Road, Framingham, MA 01701
Inv. Dat Inv. # 030204
5/26/93
  1     s/n: SFC310D1AC78    Macintosh Duo 230 2/4MB Ram & 120MB HD    $2,348.00   $2,348.00         4          80%     $1,878.40
  1     s/n: STF3031RDG09    Macintosh duo Dock                          $999.00     $999.00         4          80%       $799.20
  1     Ct. 21-10016         Apple Extended Keyboard                     $155.00     $155.00         4          80%       $124.00
6/2/93 Inv. # 032174
  1                          MacExpress Modem (installed in computer)    $299.00     $299.00         4          80%       $239.20

Vendor: USA Flex, 471 Brighton Dr, Bloomington, IL 60108
Inv. Dat Inv. # 7582646
6/10/93
  1     s/n: 8119337         Multisync 21" .28 Col Pitch               $2,299.00   $2,299.00         3         100%     $2,299.00
                             Computer Monitor
               with          MacFG 8x Color Interface Card               $659.00     $659.00         3         100%       $659.00

Vendor: New England Airco, 90 Research Road, Hingham, MA 02043
5/26/93 Inv. # 108228
  1     s/n: 9306071         Automatic Switchover System                 $515.00     $515.00         4          80%       $412.00
                             bt/w 2 cylinders

Vendor: Fisher Scientific, 52 Fadem Road, Springfield, NJ 07081
6/11/93 Inv. # 1975046
  1     s/n: L42123          Dry Ice Maker 16oz                          $506.25     $506.25         3         100%     $506.25



                                     Page 1


                                  Metasyn, Inc.
                                  Schedule E - Sale/Leaseback
                                  Exhibit A
---------------------------------------------------------------------------------------------------------------------------------
                                                                                               Months                    DVI
Qty    Serial/Model #       Description                                Unit Cost  Total Cost     Old     Percentage   Valuation
---------------------------------------------------------------------------------------------------------------------------------

Vendor: Perkin-Elmer, 150 Wells Avenue, Newton Centre, MA 02159
6/22/93 Inv. # 0439550
  1     s/n: 20367           Model LC-240 Luminescence Detector        $7,693.00   $7,693.00         3          100%    $7,693.00

Vendor: Fisher Scientific, Dept 22363-01, Pittsburgh, PA 15230
6/23/93 Inv. # 2075108
  1     s/n: BDX-1274        Mini Tox Vacuum                             $680.00     $680.00         3          100%      $680.00
8/12/93
  1     s/n: 0696            Wheaton Unispense Peristaltic Pump        $1,245.83   $1,245.83         1          100%    $1,245.83
                             with Standard 110vac
Vendor: Chem Glass, 3861 N. Mill Road, Vineland, NJ 08360
6/28/93 Inv. # 274541
  1     s/n: 171513          Teflon KNF Vacuum Pump                      $910.00     $910.00         3          100%      $910.00

Vendor: Fisher Scientific, 52 Fadem Road, Springfield, NJ 07081
7/16/93 Inv. # 2221174
  1     s/n: 00503693        Denver Toploading Balance                   $770.00     $770.00         2          100%      $770.00
                             XL300 115V50/60HZ

7/29/93 Inv. 2333231
  1     s/n: 49606           Brinkman Polytron Homogenizer P10/35      $1,780.00   $1,780.00         2          100%    $1,780.00
  1     s/n: 4715MS12WB10    Fiber Optics Dual Illuminator               $600.00     $600.00         2          100%      $600.00

7/12/93 Inv. # 2187712
  1     s/n: 9664            Brinkman Standard Generator w/Saw Teeth     $920.00     $920.00         2          100%      $920.00

7/9/93 Inv. # 2177321
  1     M/N: PT10/35         StereoZoom Microscope w/Universal Stand   $1,460.00   $1,460.00         2          100%    $1,460.00


                                     Page 2


                                  Metasyn, Inc.
                                  Schedule E - Sale/Leaseback
                                  Exhibit A
---------------------------------------------------------------------------------------------------------------------------------
                                                                                               Months                    DVI
Qty    Serial/Model #       Description                                Unit Cost  Total Cost     Old     Percentage   Valuation
---------------------------------------------------------------------------------------------------------------------------------

Vendor: Packard Instrument, 800 Research Parkway, Meriden, CT 06450
7/13/93 Inv. # 93631078
  1     s/n: 000001          Portable Utility Cart for use/              $800.00     $800.00         2          100%      $800.00
                             Gamma Counter
Vendor: Computer City,  341 Cochituate, Framingham, MA 01701
7/18/93 Inv. # 042775
  1     s/n: TF30613RLGO     Apple Color Onescanner                    $1,199.00   $1,199.00         2          100%    $1,199.00

Vendor: Yale Electronic, 296 Freeport Street, Dorchester, MA
7/21/93 Inv. # 1114201
  1     s/n: WB32300586      GE Manual Defrost Upright Freezer,          $525.00     $525.00         2          100%      $525.00
                             20.7 cu ft

Vendor: Northeast Scientific Co. 62 Wilshire Park, Needham, MA 02192
7/27/93 Inc. # 1714
  1     s/n: 71743           Capintech CRC7 w/RS-232 Interface         $5,750.00   $5,750.00         2          100%    $5,750.00

Vendor: Harvard Apparatus, 22 Pleasant St, So. Natick, MA 01760
7/21/93 Inv. 705647
  1     m/n: 130             Small Animal Decapitator                    $550.00     $550.00         2          100%      $550.00

Vendor: Beckman Instruments, Inc. 108 Columbia, MD 21045
7/19/93 Inv. # 232722CL00A
  1     s/n: L7Z93H02        L7-35 Ultracentrifuge Air 60hz           $24,705.00  $24,705.00         2          100%   $24,705.00
  1     s/n: 93U3331         Type 70, iTi Fixed Angle, Titanium rotor  $7,656.00   $7,656.00         2          100%    $7,656.00




                                     Page 3

                                  Metasyn, Inc.
                                  Schedule E - Sale/Leaseback
                                  Exhibit A
---------------------------------------------------------------------------------------------------------------------------------
                                                                                               Months
Qty    Serial/Model #       Description                                Unit Cost  Total Cost     Old     Percentage   Valuation
---------------------------------------------------------------------------------------------------------------------------------
  1     s/n: GYB92L20        GS-15R Refrigerated Tabletop Centrifuge   $5,062.50   $5,062.50         2          100%    $5,062.50
  1     s/n: 93/92-11B       S4180 Swinging Bucket Rotor               $1,125.00   $1,125.00         2          100%    $1,125.00
  1     s/n: 115-92 23       F1010 Fixed Angle Rotor                     $765.00     $765.00         2          100%      $765.00

Vendor: CompuD, 6741 Van Nuys Boulevard, VanNuys, CA 91405
8/2/93 Inv. # 30958
  1     s/n: T4703           Powerbook 170 Computer, 4/120             $1,995.00   $1,995.00         1          100%    $1,995.00

Vendor: Fisher Scientific, 52 Fadem Road, Springfield, NJ 07081
9/1/93 Inv. # 2595542
  1     Ct. # 97-150G        Metal Standing Height Base, Cabinet, Gray   $593.00     $593.00         0          100%      $593.00
8/13/93 Inv. # 2451756
  1     Ct. 94MC1            Modular Worktop for Base Cabinet            $105.00     $105.00         1          100%      $105.00
8/24/93 Inv. # 2530942
  1     s/n: 240015          Freezer Dryer                             $4,065.00   $4,065.00         1          100%    $4,065.00
  1     s/n: THL100808       Maxima Vacuum Pump Model D8C              $1,335.00   $1,335.00         1          100%    $1,335.00
  1     s/n: 77503           Welch Duo Seal 1400 Pump                    $845.00     $845.00         1          100%      $845.00
8/25/93 Inv. # 2542754
  1     Ct. # 1026913        Drying Chamber 12 Port                      $695.00     $695.00         1          100%      $695.00
8/31/93 Inv. # 2583511
  1     s/n: C37JXDP-153     Welch DirecTorr Direct Drive, Pump 1.5CFM   $880.95     $880.95         0          100%      $880.95
                             115/230V

Vendor: Shreve Systems, 1200 Marshall Street, Shreveport, LA 71101
9/2/93 Inv. # 39336
  1     s/n: PB306009        Supermac Superview                          $279.00     $279.00         0          100%      $279.00

Vendor: Mac Xtra, 1075 Belleview Way, NE Suite 114, Belleview, WA 98004
9/8/93 Inv. # 010225
  1     in computer below     4 MB Memory Chip for Mac Centris 660 AV    $184.00     $184.00         0          100%      $184.00
  1     in computer below     8 MB Memory Chip for Mac LCIII             $350.00     $350.00         0          100%      $350.00


                                     Page 4

                                  Metasyn, Inc.
                                  Schedule E - Sale/Leaseback
                                  Exhibit A
---------------------------------------------------------------------------------------------------------------------------------
                                                                                               Months                    DVI
Qty    Serial/Model #       Description                                Unit Cost  Total Cost     Old     Percentage   Valuation
---------------------------------------------------------------------------------------------------------------------------------
Vendor: CompUSA, Woburn, MA
9/1/93 Inv. # 920241
  1     s/n: S43271K8D087     Apple Mac 16" Monitor                    $1,299.00   $1,299.00         0          100%    $1,299.00

Vendor: Computer City,  341 Cochituate Road, Framingham, MA 01701
9/2/93 Inv. # 056314
  1     s/n: SXC331K7CE1      Mac Centris Computer 660AV 8/500         $2,799.00   $2,799.00         0          100%    $2,799.00
  1     s/n: SLC3264X5VA3     Mac LC III 4/160                         $1,348.00   $1,348.00         0          100%    $1,348.00
  1     s/n: 08119709-3615    NEC 4FGe Monitor                           $648.98     $648.98         0          100%      $649.98
  1     s/n: 3616179KB        NEC 4FGe Monitor                           $648.98     $648.98         0          100%      $649.98
  1     s/n: JPBF090260       HP lasser Jet 4M                         $1,895.00   $1,895.00         0          100%    $1,895.00
  1     with                  Power Envelope Feeder for LaserJet 4M      $249.00     $249.00         0          100%      $249.00
  1     s/n: AP3324865M0312   Apple Extended Keyboard II                 $148.00     $148.00         0          100%      $148.00
  1     s/n: AP3326VS5M0312   Apple Extended Keyboard II                 $148.00     $148.00         0          100%      $148.00

Vendor: MacWarehouse, 1720 Oak Street, Lakewood, NY 08701
9/3/93 Inv. # 081580340
  1     Sch. 1A-FC2153MMC53    Farallon EtherMac Card for Mac IIsi       $195.95     $195.95         0          100%      $195.95
  1     Sch. 1A-FC2179VC53     Farallon EtherMac Card for Mac IIsi       $195.95     $195.95         0          100%      $195.95
  1     Sch. 4D-SG306D40VA2    Farallon EtherMac Card for Mac LCIIIw/FPU $259.00     $259.00         0          100%      $259.00
  1     above Computer City    Farallon EtherMac Card for Mac LCIIIw/FPU $259.00     $259.00         0          100%      $259.00
        LCIII 4/160 on pg 5w/
        s/n: SLC3264X5VA3
  1     Sch. 4D-F12454S3724    Farallon EtherMac Card for Mac IIci       $159.00     $159.00         0          100%      $159.00
        above Computer City    Farallon EtherMac Card for Mac IIci       $159.00     $159.00         0          100%      $159.00
        Duo Dock on pg 1 w/
        s/n: STF3031RDG09
  1     above CompD,           Farallon EtherMac SCSI for PowerBook      $299.00     $299.00         0          100%      $299.00
        PowerBook 170,4/120 w/
        s/n: T4703


                                     Page 5


                                  Metasyn, Inc.
                                  Schedule E - Sale/Leaseback
                                  Exhibit A
---------------------------------------------------------------------------------------------------------------------------------
                                                                                               Months
Qty    Serial/Model #       Description                                Unit Cost  Total Cost     Old     Percentage   Valuation
---------------------------------------------------------------------------------------------------------------------------------
  1     Sch. 1A-FC23621FC53    Farallon EtherMac SCSI for Mac Classic    $289.00     $289.00         0          100%      $289.00
  1     Sch. 1A-FC2361K053     Farallon EtherMac SCSI for Mac Classic    $289.00     $289.00         0          100%      $289.00
  1     Sch. 1A-CA1484E35M     EtherPrint Plus (10Base-T)                $415.00     $415.00         0          100%      $415.00
        6000 in Laserwriter iif

Vendor: Memory Direct, 7911 Professional Circle, Huntington Beach, CA 92648
9/7/93 Inv. # 24174
  4     Sch. 4D-F12454S3724    4x8 70 ns Simm Memory Chip                $150.00     $600.00         0          100%      $600.00
                                                                                   ----------                          -----------

                                                  Total                            $97,226.39                          $96,041.39
                                                                                   -----------                         -----------

                               EQUIPMENT SCHEDULE
                                     8050-6F

                   to Master Lease Agreement Number 8050 Dated
                                December 21, 1992

LESSOR:  Dominion Ventures, Inc.   LESSEE:  Metasyn, Inc.
         44 Montgomery Street               71 Rogers Street
         Suite 4200                         Cambridge, MA  02142
         San Francisco, CA   94104

All terms and conditions of the above referenced Master Lease Agreement are hereby expressly incorporated into this Equipment Schedule and made a part hereof as if such terms and conditions were fully set forth herein. By their execution of the Equipment Schedule the parties reaffirm all terms and conditions of the Master Lease Agreement except as they may be modified hereby. This Equipment Schedule shall become effective upon execution on date same is executed by Lessor.

TOTAL EQUIPMENT COST OF THIS SCHEDULE:  $23,370.53

FUNDING EXPIRATION DATE:  June 30, 1994

RENTAL AMOUNT:  $758.14

INITIAL TERM:   36 Months

FREQUENCY:  Monthly in Advance

EQUIPMENT DESCRIPTION:  See Exhibit A Attached Hereto

ADVANCE RENTAL APPLIED:  Last Month's

COMMENCEMENT DATE:  July 1, 1994

SECURITY DEPOSIT:  $0.00

EQUIPMENT LOCATION:                         LESSEE CONTACT:

Metasyn, Inc.                               Name:  Margot MacArthur
71 Rogers Street                            Phone: (617) 499-1400
Cambridge, MA  02142

IN WITNESS WHEREOF,

DOMINION VENTURES, INC.                     METASYN, INC.


By:   /s/ M. Ellie Campbell                 By:   /s/ Randall B. Lauffer
     ---------------------------------          ------------------------------
Its:  Director of Operations                Its:  CEO
     ---------------------------------          ------------------------------
Date: 6/28/94                               Date:  5/25/94
     ---------------------------------          ------------------------------

                                                                   Metasyn, Inc.
                                                                   Schedule 8H
                                                                   Exhibit A

-----------------------------------------------------------------------------------------------------------------------------------
     VENDOR      INVOICE  MODEL NUMBER/ QNTY EQUIPMENT             FEATURE                             FEATURE COST      Total Cost
     NAME        P.O. NO. SERIAL NUMBER      DESCRIPTION           DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------

S/L: METASYN, INC. 263707    2X32-60      1  8MB SIMMS                                                                      $288.40
S/L: METASYN, INC. 833484    NET0059      1  ETHERNET CONTROLLER                                                          $1,099.00
                   6000770
S/L: METASYN, INC. 806673    NET0410      1  COMPUTER EQUIPMENT   (3) ETHERWAVE AUI TRANSCEIVER              $327.00        $426.00
                   6000770
                                                                  (1) WIRING KIT PUNCH DOWN BLOCK             $99.00
S/L: METASYN, INC. 108958    RH51287      1  SOLA POWER CONDITION                                                         $1,593.00
S/L: METASYN, INC. 10326                  1  1GBYTE SCSI 3.5" HD                                                          $1,208.00
S/L: METASYN, INC. 339054    901          1  CIRCULATOR BATH                                                              $1,418.05
S/L: METASYN, INC.           AC-PB-180C   1  POWERBOOK PC                                                                  $2,685.83
                             IC326N4E796
S/L: METASYN, INC. 348906    09 050 256   1  WATER PURIFIER                                                               $2,062.00
S/L: METASYN, INC. 263707    04 977 13KH  1  CENTRIFUGE                                                                     $878.00
S/L: METASYN, INC. 379899    04 976 200B  1  ROTOR HEMATOCRIT                                                               $218.00
S/L: METASYN, INC. 379899    04 976 100B  1  ANGLE ROTOR                                                                    $238.00
S/L: METASYN, INC. 63980     HP 1050      1  WAVELENGTH DETECTOR                                                          $7,674.00
S/L: METASYN, INC. 118236    610  1/29    1  QUADRA COMPUTER      (1) QUADRA 610 8/230                     $1,749.00      $1,904.00
                                                                  (1) APPLE EXTENDED KEYBOARD                $155.00
S/L: METASYN, INC. 263707    ACC1286      1  COMPUTER EQUIPMENT   (1) VST THINPACK COMPLETE                  $189.00        $991.95
                                                                  (1) POWERPORT/GOLD                         $299.95
                                                                  (1) NOTE BOOK TRAVELER EXECUTIVE CASE      $115.00
                                                                  (1) ETHERMAC SCSI ADAPTOR TP FOR POWERBK   $299.00
                                                                  (1) MAC EKG 2.0                             $89.00
S/L: METASYN, INC. 348959    PB 180-10    1  MEMORY CHIP                                                                    $422.30
S/L: METASYN, INC. 992172    NET0219      1  COMPUTER EQUIPMENT   (1) ETHERMAC LC-10T CARD                   $139.00        $264.00
                                                                  (1) HARD DISK TOOLKIT                      $125.00
                                                                                                                         ..........
S/L: METASYN, INC.                                                                                                       $23,370.53

GRAND TOTAL                                                                                                              $23,370.53


                                  EXHIBIT A-1
                               (SCHEDULE 8050-6F)



FEATURE   FEATURE
MODEL #   S/N       FEATURE DESCRIPTION                     FEATURE COST
-------   ---       -------------------                     ------------

NET0410             (3) ETHERWAVE AUI TRANSCEIVER              $327.00

NET0063             (1) WIRING KIT PUNCH DOWN BLOCK             $99.00

                    (1) QUADRA 610 8/230                     $1,749.00
                    (1) APPLE EXTENDED KEYBOARD                $155.00
ACC1286             (1) VST THINPACK COMPLETE                  $189.00
MOD0098             (1) POWERPORT/GOLD                         $299.95
ACC0890             (1) NOTE BOOK TRAVELER EXECUTIVE CASE      $115.00
DRI0886             (1) ETHERMAC SCSI ADAPTOR TP FOR POWERBK   $299.00
                    (1) MAC EKG 2.0                             $89.00
PN592A-TP           (1) ETHERMAC LC-10T CARD                   $139.00
                    (1) HARD DISK TOOLKIT                      $125.00

TOTAL FEATURE COST                                           $3,585.95

                               EQUIPMENT SCHEDULE
                                     8050-7G

                   to Master Lease Agreement Number 8050 Dated
                                December 21, 1992

LESSOR: Dominion Ventures, Inc.   LESSEE:  Metasyn, Inc.
        44 Montgomery Street               71 Rogers Street
        Suite 4200                         Cambridge, MA  02142
        San Francisco, CA   94104

All terms and conditions of the above referenced Master Lease Agreement are hereby expressly incorporated into this Equipment Schedule and made a part hereof as if such terms and conditions were fully set forth herein. By their execution of the Equipment Schedule the parties reaffirm all terms and conditions of the Master Lease Agreement except as they may be modified hereby. This Equipment Schedule shall become effective upon execution on date same is executed by Lessor.

TOTAL EQUIPMENT COST OF THIS SCHEDULE:  $65,562.63

FUNDING EXPIRATION DATE:  June 30, 1994

RENTAL AMOUNT:  $2,126.85

INITIAL TERM:   36 Months

FREQUENCY:  Monthly in Advance

EQUIPMENT DESCRIPTION:  See Exhibit A Attached Hereto

ADVANCE RENTAL APPLIED:  Last Month's

COMMENCEMENT DATE:  July 1, 1994

SECURITY DEPOSIT:  $0.00

EQUIPMENT LOCATION:                          LESSEE CONTACT:

Metasyn, Inc.                                Name:  Margot MacArthur
71 Rogers Street                             Phone: (617) 499-1400
Cambridge, MA  02142

IN WITNESS WHEREOF,

DOMINION VENTURES, INC.                      METASYN, INC.


By:   /s/ M. Ellie Campbell                  By: /s/ Randall B. Lauffer
     -------------------------------            ------------------------------
Its: Director of Operations                  Its:  CEO
     -------------------------------            -------------------------------
Date:     6/28/94                            Date:   5/25/94
     -------------------------------            -------------------------------

                                  Metasyn, Inc.
                                  SCHEDULE 8050-7G

-----------------------------------------------------------------------------------------------------------------------------------
      VENDOR           INVOICE  MODEL NUMBER/ QNTY  EQUIPMENT            FEATURE                        FEATURE COST   EQUIPMENT
      NAME             P.O. NO. SERIAL NUMBER       DESCRIPTION          DESCRIPTION                                   COST
-----------------------------------------------------------------------------------------------------------------------------------

BRINKMAN INSTRUMENTS, 109568    716/A-5        1  TITRINO MODEL                                                           $9,270.00
INC.                  5001115

BRINKMAN INSTRUMENTS, 109568    702/716        1  WORKCELL                                                                $2,265.00
INC.                  5001115

                                                                                                                        ...........
BRINKMAN INSTRUMENTS,                                                                                                     $11,535.00
INC.

COLUMBUS INSTRUMENTS  940428    MODEL B        1  OPTO-VARIMEX                                                            $2,290.00
INTER.                5001117

                                                                                                                         ..........
COLUMBUS INSTRUMENTS                                                                                                      $2,290.00
INTER.

COMPUTER CITY         19062     486DX2         1  486DX2/50 PC                                                            $1,866.00
                      50-01116
COMPUTER CITY         19062     34705277X140   1  14" SVGA MONITOR                                                          $349.00
                      50-01116
COMPUTER CITY         19062     486SL          1  486SL/25C PC                                                            $2,299.00
                      50-01116  147-100-006

                                                                                                                         ..........
COMPUTER CITY                                                                                                             $4,514.00

GOULD ELECTRONICS     231146    856            1  VIEW II TO ASCII                                                          $295.00
                      5001131
GOULD ELECTRONICS     231131    40-8474-00     1  WINDOGRAF RECORDER                                                      $6,795.75
                      5001131
GOULD ELECTRONICS     231131    13-6615-50     1  TRANSDUCER AMPLIFIER                                                      $760.75
                      5001131
GOULD ELECTRONICS     231131    6600           1  BIOELECTRIC AMP                                                         $1,015.75
                      5001131


                                                                                                                         ..........
GOULD ELECTRONICS                                                                                                         $8,867.25

HEWLETT-PACKARD       1386      HPLC2D         1  CHEMSTATION SFTWARE  (1) HPLC 2D CHEMSTATION SOFTWARE       $4,150.00   $4,550.00
                      1002      US23004909
                                                                       (1) INTERFACE BOARD FOR THE PC           $400.00
HEWLETT-PACKARD       6270      HP 1050        1  QUATERNARY PUMP                                                        $14,708.00
                      1002      3245A01999
HEWLETT-PACKARD       6270      HP 1050        1  AUTOSAMPLER                                                             $7,756.00
                      1002      3141A02064

                                                                                                                        ...........
HEWLETT-PACKARD                                                                                                          $27,014.00

RAININ INSTRUMENT CO. 72020     HPXL           1  HPLC SYSTEM          (1) DRIVE MODULE                       $3,415.50  $11,342.38
                      5001114
                                                                       (1) PRESSURE MODULE 8700PSI ANALYTICAL $1,705.50
                                                                       (1) PUMP HEAD ANALYTICAL 10ML/MIN      $1,075.50
                                                                       (1) VALVE PRIME/PURGE SS STANDARD         $91.48
                                                                       (1) PRIME/PURGE VALVE BRACKET             $35.10
                                                                       (1) SS MAST                               $15.30
                                                                       (1) SAMPLE INJECTOR W/SWITCH             $616.50
                                                                       (1) INJECTION VALVE BRACKET               $67.50
                                                                       (1) DYNAMAX ABSORBANCE DETECTOR UV-C   $4,320.00

                                                                                                                        ...........
RAININ INSTRUMENT CO.                                                                                                   $11,342.38
TOTAL                                                                                                                   $65,562.63

                                  EXHIBIT A-1
                               (SCHEDULE 8050-7G)



FEATURE   FEATURE
MODEL #   S/N          FEATURE DESCRIPTION                       FEATURE COST
-------   ---          -------------------                       ------------


G1304A    US23004909   (1) HPLC 2D CHEMSTATION SOFTWARE         $4,150.00

                       (1) INTERFACE BOARD FOR THE PC             $400.00
48-00XL                (1) DRIVE MODULE                         $3,415.50
48-010-C               (1) PRESSURE MODULE 8700PSI ANALYTICAL   $1,705.50
02-0199                (1) PUMP HEAD ANALYTICAL 10ML/MIN        $1,075.50
02-0199                (1) VALVE PRIME/PURGE SS STANDARD           $91.48
48-606                 (1) PRIME/PURGE VALVE BRACKET               $35.10
48-600                 (1) SS MAST                                 $15.30
7725I                  (1) SAMPLE INJECTOR W/SWITCH               $616.50
48-605                 (1) INJECTION VALVE BRACKET                 $67.50
                       (1) DYNAMAX ABSORBANCE DETECTOR UV-C     $4,320.00

TOTAL FEATURE COST                                             $15,892.38

                               EQUIPMENT SCHEDULE
                                    8050-8H

                  to Master Lease Agreement Number 8050 Dated
                               December 21, 1992

LESSOR:   Dominion Ventures, Inc.            LESSEE:   Metasyn, Inc.
          44 Montgomery Street                         71 Rogers Street
          Suite 4200                                   Cambridge, MA 02142
          San Francisco, CA 94104

All terms and conditions of the above referenced Master Lease Agreement are hereby expressly incorporated into this Equipment Schedule and made a part hereof as if such terms and conditions were fully set forth herein. By their execution of the Equipment Schedule the parties reaffirm all terms and conditions of the Master Lease Agreement except as they may be modified hereby. This Equipment Schedule shall become effective upon execution on date same is executed by Lessor.

TOTAL EQUIPMENT COST OF THIS SCHEDULE:  $17,570.00

FUNDING EXPIRATION DATE: June 30, 1994

RENTAL AMOUNT: $569.97

INITIAL TERM:  36 MONTHS

FREQUENCY: Monthly in Advance

EQUIPMENT DESCRIPTION:   See Exhibit A Attached Hereto

ADVANCE RENTAL APPLIED:  Last Month's

COMMENCEMENT DATE:  July 1, 1994

SECURITY DEPOSIT:   $0.00

EQUIPMENT LOCATION:                LESSEE CONTACT:

Metasyn, Inc.                      Name:  Margot MacArthur
71 Rogers Street                   Phone: (617) 499-1400
Cambridge, MA 02142

IN WITNESS WHEREOF,

DOMINION VENTURES, INC.           METASYN, INC.

By:  /s/ Randolph Werner           By: /s/ Randall B. Lauffer
   -----------------------------       -------------------------------

Its:     CFO                       Its:        CEO
   -----------------------------       -------------------------------

Date:     7/6/94
   ----------------------------

                                  Metasyn, Inc.
                                  Schedule 8H
                                  Exhibit A


                             SCHEDULE 8050-8H


-----------------------------------------------------------------------------------------------------------------------------------
      VENDOR           INVOICE  MODEL NUMBER/ QNTY  EQUIPMENT            FEATURE                        FEATURE COST   EQUIPMENT
      NAME             P.O. NO. SERIAL NUMBER       DESCRIPTION          DESCRIPTION                                   COST
-----------------------------------------------------------------------------------------------------------------------------------

GOULD ELECTRONICS      232457     P23XL        1   PRESS 6600 AMPS                                                        $995.00
                       50-01131

                                                                                                                         .........
GOULD ELECTRONICS                                                                                                         $995.00

IN/US SYSTEMS, INC.    940414     2A           1    RADIO ISOTOPE                                                      $16,575.00
                       50-01108   50269
                                                                                                                        .........
IN/US SYSTEMS, INC.                                                                                                    $16,575.00

                                                                                                                       $17,570.00

                               EQUIPMENT SCHEDULE
                                     8050-9I
                   to Master Lease Agreement Number 8050 Dated
                                December 21, 1992

LESSOR:  Dominion Ventures, Inc.     LESSEE:  Metasyn, Inc.
         44 Montgomery Street                 71 Rogers Street
         Suite 4200                           Cambridge, MA  02142
         San Francisco, CA   94104

All terms and conditions of the above referenced Master Lease Agreement are hereby expressly incorporated into this Equipment Schedule and made a part hereof as if such terms and conditions were fully set forth herein. By their execution of the Equipment Schedule the parties reaffirm all terms and conditions of the Master Lease Agreement except as they may be modified hereby. This Equipment Schedule shall become effective upon execution on date same is executed by Lessor.

TOTAL EQUIPMENT COST OF THIS SCHEDULE:  $273,149.72

FUNDING EXPIRATION DATE:  May 31, 1996

RENTAL AMOUNT:  $8,768.11

INITIAL TERM:   36 Months

FREQUENCY:  Monthly in Advance

EQUIPMENT DESCRIPTION:  See Exhibit A Attached Hereto

ADVANCE RENTAL APPLIED:  Last Month's

COMMENCEMENT DATE:  October 1, 1995

SECURITY DEPOSIT:  $0.00

EQUIPMENT LOCATION:                       LESSEE CONTACT:
Metasyn, Inc.                             Name:  Margot MacArthur
71 Rogers Street                          Phone: (617) 499-1400
Cambridge, MA  02142

IN WITNESS WHEREOF,

DOMINION VENTURES, INC.                   METASYN, INC.


By:  /s/ M. Ellie Campbell                By:  /s/ Michael D. Webb
   --------------------------                -------------------------
Its:                                      Its: President & CEO
   --------------------------                -------------------------
Date:  8/25/95                            Date:    8/10/95
   -------------------------                 -------------------------

                         Metasyn, Inc. Annex A (8050-91)

-----------------------------------------------------------------------------------------------------------------------------------
Vendor          Invoice  Model Number/    Qnty    Equipment          Feature                          Feature         Equipment
Name             Number  Serial Number            Description        Description                      Cost            Cost
-----------------------------------------------------------------------------------------------------------------------------------
Metasyn (S/L)    433945  4222331             1    Modl 422 Series Sngl                                                      547.55
Metasyn (S/L)    8458    RB272718UP6         1    5.1 Sq. Ft. Rabbit Cag                                                  2,775.00
Metasyn (S/L)    34939   51S01               1    270 MB Extern Syquest                                                     659.00
                         8410202751
Metasyn (S/L)    18561   Do401018            1    Daystar Turbo  0401                                                       769.00
Metasyn (S/L)    18497   Ase34000            1    4Gig Seagate Hd                                                         2,500.00
                         K4133454
Metasyn (S/L)    950119  0360 B D 30         2    Opto Varimex mini                                                       4,780.00
                         94427-1, 94427
Metasyn (S/L)    108861  1210513             1    Power Mac  6100/66                                                      1,899.00
                         Xb50425q41a                                                                                        950.22
Metasyn (S/L)    112640  M3089ll/a           2    Appl Multiscan Monit
                         SCJ05101060539x, 6
Metasyn (S/L)    33808   302625              1    Power mac 8100/80                                                       3,895.00
Metasyn (S/L)    33808   M0312               1    Appl Extend Keyboard                                                      155.00
Metasyn (S/L)    33808   M2611lll/a          1    Appl Multi Scan Disp                                                      985.00
                         S14181zg1xx
Metasyn (S/L)    18833   6381-M50            1    IBM Valuepoint Dx                                                       1,197.00
                         1s6381m502323d
Metasyn (S/L)    18833   5001178             1    Nec Monitor                                                               349.00
                         8119756
Metasyn (S/L)    7411    0                   1    Computer Equipment Powerbook Duo 280c                 3,399.00          5,778.00
                                                                     Powerbook Merc Intern Data/Fax       310.00
                                                                     Powerbook Duo Dock II                922.00
                                                                     Appl Multiscan 17 Dsiplay            994.00
                                                                     Appldesign Keyboard                   80.00
                                                                     Appl. Desktop Bus Mouse II            73.00
Metasyn (S/L)    800019  Acpu67840           1    Appl. Power Mac 6100                                                    1,689.00
Metasyn (S/L)    433945  2540ekp             1    Autoclave 2540 Ekp                                                      4,346.00
                         9412336
Metasyn (S/L)    381377  43189               1    Anion Self Regenerat                                                      795.00
Metasyn (S/L)    379754  44094               1    ED40 Electrochem Det                                                    6,930.00
Meatsyn (S/L)    379754  44132               1    Conductivity Cell                                                         891.00
Metasyn (S/L)    375582  0                   1    Lab Equipment      GP40 Gradient Pump                11,500.00         23,865.00
                                                                     Solvent Org 4x2p                     975.00
                                                                     As3500 Autosampler                10,900.00
                                                                     As3500 Maintenance Kit               490.00
Metasyn (S/L)    8273    2150s               1    Archive 2150s TD                                                          560.00
Metasyn (S/L)    710054  1913503c            1    Mettler Toledo Anlyt                                                    1,695.00
Metasyn (S/L)    507001  9548161a            1    Recirc Water Aspirat                                                      722.00
Metasyn (S/L)    752297  1449845             1    Dyna-Mix Stirrer                                                          592.50
Metasyn (S/L)    867902  9101120V            1    Circulator MDL                                                          1,595.00
Metasyn (S/L)    749300  13872               1    carver 12 Ton Press                                                     1,150.00
Metasyn (S/L)    458064  xl300               1    Di Topload Balance                                                        985.00
Metasyn (S/L)    439403  1363525             1    Accumet 25 Ise Meter                                                      925.00
Metasyn (S/L)    244240  3911                2    11cf Wide Rng  Incuba                                                  15,980.00
Metasyn (S/L)    15162   0                   1    Lab Equipment      1050 Quarternary Pump             11,760.00         25,348.00
                                                                     1050 Program Autosampler           7,496.00
                                                                     1050 Var Wavelength Detect         4,592.00
                                                                     Add Lc Instrument Control Module   1,500.00
Metasyn (S/L)    502895  0                   1    Lab Equipment      1050 Series Diode Array detector  13,100.00         16,500.00
                                                                     Stainless Steel Flow  Cell           750.00
                                                                     Hplc 2D Sngl Instrument              515.00
                                                                     Hplc 3D Sngl Instrument              515.00
                                                                     Add LC Instrument Control          1,500.00
                                                                     Universal Remote Cable               120.00
Metasyn (S/L)    4050    M 250 Type          4    Temp Controller                                                         3,814.04
Metasyn (S/L)    76368   13388               1    Quant 1080MB Mac HD                                                       749.00
                         206776




                                  Metasyn, Inc.
                                  Schedule 8H
                                  Exhibit A

-----------------------------------------------------------------------------------------------------------------------------------
Vendor          Invoice  Model Number/    Qnty    Equipment          Feature                                  Feature     Equipment
Name             Number  Serial Number            Description        Description                              Cost        Cost
-----------------------------------------------------------------------------------------------------------------------------------

METASYN (S/L)   224616   25450               2    FLAMMBLE SAFE CABINE                                                    $1,082.00
METASYN (S/L)   600012   ACPU67840           3    POWER MAC 6100                                                          $5,067.00
METASYN (S/L)   50715    0                   1    COMPUTER EQUIPMENT    POWER MAC 6100                        $1,799.00   $3,548.00
                                                                        17' APPL COLOR MONITOR                  $999.00
                                                                        (2) APPL DESIGN KEYBOARD                $150.00
                                                                        (4) 4MB SIMMS                           $600.00
METASYN (S/L)   40704    2HX36-70            2    8MB INTERLEAVED HODU                                                      $658.00
METASYN (S/L)   2174     0                   1    COMPUTER EQUIPMENT    2 GB SYS DISK 19" MONITOR            $24,705.73  $72,238.41
                                                                        4MM INTERN DIGIT AUDIO SCSI TAPE      $1,474.97
                                                                        INTERN DUAL SPEED CD ROM SCSI           $733.80
                                                                        QUANTA PROTEIN MODEL SGI             $11,364.15
                                                                        QUANTA SGI                           $12,352.34
                                                                        CHARM SGI                             $5,187.98
                                                                        STEREO VIEW EYEWEAR                   $1,102.54
                                                                        QSR SGI                               $9,881.70
                                                                        SMALL MOLECULE PRO                    $5,485.20
METASYN (S/L)   5852     0                   4    LAB EQUIPMENT         MTP MODEL 1810 CAGE                  $23,750.00  $29,525.00
                         1
                                                                        STAINLESS STEEL TREATMENT COMPONENTS  $2,070.00
                                                                        PAN RACK                              $1,075.00
                                                                        RACK FOR RAT BOX CAGES                $1,255.00
                                                                        TRANSFER CART                         $1,375.00
METASYN (S/L)   21223    0                   1    LAB FURNITURE         (2) STEELCASE LATERAL FILE            $1,064.70   $2,756.30
                                                                        STEELCASE PEDESTAL DESK                 $740.40
                                                                        STEELCASE DESK RETURN                   $451.20
                                                                        (2) LATERAL FILE FORMICA TOP            $500.00
METASYN (S/L)   12855    0                   1    LAB FURNITURE         STEELCASE LATERAL FILE CAB              $550.80   $1,216.80
                                                                        STEELCASE LATERAL FILE CAB              $666.00
METASYN (S/L)   2014     7HDD-10 M700X       1    GAST COMPRESSOR                                                           $998.00
METASYN (S/L)   127157   0                   1    LAB EQUIPMENT         DYNAMAX SD-200 PUMP                   $3,415.50   $5,017.50
                                                                        PUMP HEAD KIT                         $1,075.50
                                                                        RAININ MICROBORE MIXER                   $526.50
METASYN (S/L)   73217    81-400              1    MIXER                                                                     $650.00
METASYN (S/L)   397033   0                   1    COMPUTER EQUIPMENT    (2) POWER MAC 8100                    $1,082.00   $1,168.40
                                                                        (4) POWER MAC 9100                       $86.40
METASYN (S/L)   2790     54970-535           1    VACUUM PUMP 1.5L                                                        $1,650.00
METASYN (S/L)   110709   0                   1    LAB EQUIPMENT         VAPOR PRESSURE OSMOMETER              $4,195.00   $4,345.00
                                                                        RANGE MULTIPLIER SWITCH                 $100.00
                                                                        PROCESS HOLD SWITCH                      $50.00
METASYN (S/L)   307210   GFU21M4             1    GIBSON FREEZER                                                            $519.00
METASYN (S/L)            737/3               1    COULOMETER                                                              $6,080.00
METASYN (S/L)                                1    MODEM                                                                     $260.00

                                                                                                                       ............

METASYN (S/L)                                                                                                           $273,149.72

GRANT TOTAL                                                                                                             $273,149.72

                    CERTIFICATE OF INSPECTION AND ACCEPTANCE


This document is the "Acceptance Certificate" referred to in section 4 of the Master Lease Agreement Number 8050 (the "Lease") dated as of December 21, 1992 between Dominion Ventures, Inc., ("Lessor") and Metasyn, Inc. ("Lessee"). This "Acceptance Certificate" relates to the equipment described in Equipment
Schedule 8050-9I, (the "Equipment").

Lessee has not relied upon and acknowledges that Lessor has made no representation or warranty of any kind, express or implied, with respect to the Equipment, including without limitation its condition, merchantability or fitness for any particular purpose. Lessee further acknowledges that Lessor has accepted no responsibility for the transportation, installation or required licensing necessary for the transfer, installation or use of the equipment.

Lessee certifies that the Equipment has been delivered to Lessee, has been inspected by Lessee and has been found to be in good order and to satisfy the specifications required by the Lease.

Lessee hereby represents and warrants to Lessor that (i) no event of default under Section 25 of the Lease or event which, with the giving of notice or the lapse of time, or both, would become such an event of default has occurred and is continuing, except as disclosed in writing to Lessor, which disclosed event has either been cured by Lessee or concerning which Lessee has provided evidence to Lessor that Lessee is in the process of curing such default and is diligently prosecuting such cure to completion (nothing herein shall constitute a waiver by Lessor of any rights or remedies which it may have under the Lease with respect to any event of default); and (ii) Lessee has obtained, and there are in full force and effect, any insurance policies with respect to the Accepted Equipment required to be obtained under the terms of the Lease.


                                             METASYN, INC.



Date:       8/10/95                          By: /s/ Michael D. Webb
      ------------------------                 -------------------------
                                             Title: President & CEO
                                               -------------------------

                                  BILL OF SALE


Metasyn, Inc., ("Seller"), for good and valuable consideration, does hereby grant, bargain, sell, transfer and set over unto Dominion Ventures, Inc., ("Buyer"), its successors, assigns, including any partnership, and the partners therein (general and limited), the following:

Number        Part Number          Description                 Total Cost

         See Attached Equipment List Exhibit A                 $273,149.72

TO HAVE AND TO HOLD the Equipment to the Buyer, its successors and assigns, for its and their own use and behalf forever.

And Seller hereby represents and warrants to Buyer, its successor and assigns, that as of the date hereof:

1. Seller has legal title to each item of Equipment and good and lawful right to sell such item of equipment.

2.   No item of Equipment is subject to any lien or encumbrance of any nature.

3. Each item of Equipment is in good repair, condition and working order, in accordance with accepted industry practices.

4.   Each item of Equipment has been used predominantly in the United States.

5. No item of Equipment has been leased or sublet to any governmental agency or tax exempt organization.

Seller covenants that it will warrant and defend such title against all claims and demands whatsoever.

IN WITNESS WHEREOF, Seller has caused this instrument to be duly executed in its name by its officers thereunto duly authorized this 10th day of August, 1995.


                                          METASYN, INC.


                                          By: /s/ Michael D. Webb
                                             -------------------------
                                          Title: President & CEO
                                             -------------------------

                                  Metasyn, Inc.
                                  Annex A
                                  SCHEDULE 8050-I9

-----------------------------------------------------------------------------------------------------------------------------------
Vendor          Invoice  Model Number/    Qnty    Equipment          Feature                                  Feature     Equipment
Name             Number  Serial Number            Description        Description                              Cost        Cost
-----------------------------------------------------------------------------------------------------------------------------------

METASYN (S/L)    224616  25450              2     FLAMMBLE SAFE CABINE                                                     $1,082.00
METASYN (S/L)    600012  ACPU67840          3     POWER MAC 6100                                                          $5,067.00
METASYN (S/L)    50715   0                  1     COMPUTER EQUIPMENT   POWER MAC 6100                         $1,799.00   $3,548.00
                                                                       17' APPL COLOR MONITOR                   $999.00
                                                                       (2) APPL DESIGN KEYBOARD                 $150.00
                                                                       (4) 4MB SIMMS                            $600.00
METASYN (S/L)    40704   2HX36-70           2     8MB INTERLEAVED HODU                                                      $658.00
METASYN (S/L)    2174    0                  1     COMPUTER EQUIPMENT   2 GB SYS DISK 19" MONITOR             $24,705.73  $72,238.41
                                                                       4MM INTERN DIGIT AUDIO SCSI TAPE       $1,474.97
                                                                       INTERN DUAL SPEED CD ROM SCSI            $733.80
                                                                       QUANTA PROTEIN MODEL SGI              $11,364.15
                                                                       QUANTA SGI                            $12,352.34
                                                                       CHARM SGI                              $5,187.98
                                                                       STEREO VIEW EYEWEAR                    $1,102.54
                                                                       QSR SGI                                $9,881.70
                                                                       SMALL MOLECULE PRO                     $5,485.20
METASYN (S/L)    5852    0                  4     LAB EQUIPMENT        MTP MODEL 1810 CAGE                   $23,750.00  $29,525.00
                         1
                                                                       STAINLESS STEEL TREATMENT COMPONENTS   $2,070.00
                                                                       PAN RACK                               $1,075.00
                                                                       RACK FOR RAT BOX CAGES                 $1,255.00
                                                                       TRANSFER CART                          $1,375.00
METASYN (S/L)    21223   0                  1     LAB FURNITURE        (2) STEELCASE FILE                     $1,064.70   $2,756.30
                                                                       STEELCASE PEDESTAL DESK                  $740.40
                                                                       STEELCASE DESK RETURN                    $451.20
                                                                       (2) LATERAL FILE FORMICA TOP             $500.00
METASYN (S/L)    12855   0                  1     LAB FURNITURE        STEELCASE LATERAL FILE CAB               $550.80   $1,216.80
                                                                       STEELCASE LATERAL FILE CAB               $666.00
METASYN (S/L)    2014    7HDD-10 M700X      1     GAST COMPRESSOR                                                           $998.00
METASYN (S/L)    127157  0                  1     LAB EQUIPMENT        DYNAMAX SD-200 PUMP                    $3,415.50   $5,017.50
                                                                       PUMP HEAD KIT                          $1,075.50
                                                                       RAININ MICRBORE MIXER                    $526.50
METASYN (S/L)    73217   81-400             1     MIXER                                                                     $650.00
METASYN (S/L)    397033  0                  1     COMPUTER EQUIPMENT   (2) POWER MAC 8100                     $1,082.00   $1,168.40
                                                                       (4) POWER MAC 9100                        $86.40
METASYN (S/L)    2790    54970-535          1     VACUUM PUMP 1.5L                                                        $1,650.00
METASYN (S/L)    110709  0                  1     LAB EQUIPMENT        VAPOR PRESSURE OSMOMETER               $4,195.00   $4,345.00
                                                                       RANGE MULTIPLIER SWITCH                  $100.00
                                                                       PROCESS HOLD SWITCH                       $50.00
METASYN (S/L)    307210  GFU21M4            1     GIBSON FREEZER                                                            $519.00
METASYN (S/L)            737/3              1     COULOMETER                                                              $6,080.00
METASYN (S/L)                               1     MODEM                                                                     $260.00

                                                                                                                        ...........

METASYN (S/L)                                                                                                           $273,149.72

GRAND TOTAL                                                                                                             $273,149.72


                         Metasyn, Inc. Annex A (8050-91)

-----------------------------------------------------------------------------------------------------------------------------------
Vendor        Invoice  Model Number/    Qnty    Equipment          Feature                                  Feature     Equipment
Name           Number  Serial Number            Description        Description                              Cost        Cost
-----------------------------------------------------------------------------------------------------------------------------------
Metasyn (S/L)  433945   4222331          1    Modl 422 Series Sngl                                                        547.55
Metasyn (S/L)  8458     RB272718UP6      1    5.1 Sq. Ft. Rabbit Cag                                                    2,775.00
Metasyn (S/L)  34939    51S01            1    270 MB Extern Syquest                                                       659.00
                        8410202751
Metasyn (S/L)  18561    Do401018         1    Daystar Turbo  0401                                                         769.00
Metasyn (S/L)  18497    Ase34000         1    4Gig Seagate HD                                                           2,500.00
                        K4133454
Metasyn (S/L)  950119   0360 B D 30      2    Opto Varimex mini                                                         4,780.00
                        94427-1, 94427
Metasyn (S/L)  108861   1210513          1    Power Mac  6100/66                                                        1,899.00
                        Xb50425q41a                                                                                       950.22
Metasyn (S/L)  112640   M3089ll/a        2    Appl Multiscan Monit
                        Sc05101060539x, 6
Metasyn (S/L)  33808    302625           1    Power man 8100/80                                                         3,895.00
Metasyn (S/L)  33808    M0312            1    Appl Extend Keyboard                                                        155.00
Metasyn (S/L)  33808    M2611lll/a       1    Appl Multi Scan Disp                                                        985.00
                        S14181zg1xx
Metasyn (S/L)  18833    6381-M50         1    IBM Valuepoint Dx                                                         1,197.00
                        1s6381m502323d
Metasyn (S/L)  18833    5001178          1    NEC Monitor                                                                 349.00
                        8119756
Metasyn (S/L)  7411     0                1    Computer Equipment    Powerbook Duo 280c                  3,399.00
                                                                    Powerbook Merc Intern Data/Fax        310.00
                                                                    Powerbook Duo Dock II                 922.00
                                                                    Appl Multiscan 17 Dsiplay             994.00
                                                                    Appldesign Keyboard                    80.00
                                                                    Appl. Desktop Bus Mouse II             73.00
Metasyn (S/L)  800019   Acpu67840        1    Appl. Power Mac 6100                                                      1,689.00
Metasyn (S/L)  433945   2540ekp          1    Autoclave 2540 Ekp                                                        4,346.00
                        9412336
Metasyn (S/L)  381377   43189            1    Anion Self Regenerat                                                        795.00
Metasyn (S/L)  379754   44094            1    Ed40 Electrochem Det                                                      6,930.00
Meatsyn (S/L)  379754   44132            1    Conductivity Cell                                                           891.00
Metasyn (S/L)  375582   0                1    Lab Equipment         Gp40 Gradient Pump                11,500.00        23,865.00
                                                                    Solvent Org 4x2p                     975.00
                                                                    As3500 Autosampler                10,900.00
                                                                    As3500 Maintenance Kit               490.00
Metasyn (S/L)  8273     2150s            1    Archive 2150s TD                                                            560.00
Metasyn (S/L)  710054   1913503c         1    Mettler Toledo Anlyt                                                      1,695.00
Metasyn (S/L)  507001   9548161a         1    Recirc Water Aspirat                                                        722.00
Metasyn (S/L)  752297   1449845          1    Dyna-Mix Stirrer                                                            592.50
Metasyn (S/L)  867902   9101120V         1    Circulator MDL                                                            1,595.00
Metasyn (S/L)  749300   13872            1    carver 12 Ton Press                                                       1,150.00
Metasyn (S/L)  458064   xl300            1    Di Topload Balance                                                          985.00
Metasyn (S/L)  439403   1363525          1    Accumet 25 Ise Meter                                                        925.00
Metasyn (S/L)  244240   3911             2    11cf Wide Rng  Incuba                                                    15,980.00
Metasyn (S/L)  15162    0                1    Lab Equipment         1050 Quarternary Pump             11,760.00        25,348.00
                                                                    1050 Program Autosampler           7,496.00
                                                                    1050 Var Wavelength Detect         4,592.00
                                                                    Add Lc Instrument Control Module   1,500.00
Metasyn (S/L)  502895   0                1    Lab Equipment         1050 Series Diode Array detector  13,100.00        16,500.00
                                                                    Stainless Steel Flow  Cell           750.00
                                                                    Hplc 2D Sngl Instrument              515.00
                                                                    Hplc 3D Sngl Instrument              515.00
                                                                    Add LC Instrument Control          1,500.00
                                                                    Universal Remote Cable               120.00
Metasyn (S/L)  4058     M 250 Type       4    Temp Controller                                                           3,814.04
Metasyn (S/L)  76368    13388            1    Quant 1080MB Mac Hd                                                         749.00
                        206776


                               EQUIPMENT SCHEDULE
                                     8050-10
                   to Master Lease Agreement Number 8050 Dated
                                December 21, 1992

LESSOR: Dominion Ventures, Inc.     LESSEE:  Metasyn, Inc.
        44 Montgomery Street                 71 Rogers Street
        Suite 4200                           Cambridge, MA  02142
        San Francisco, CA   94104

All terms and conditions of the above referenced Master Lease Agreement are hereby expressly incorporated into this Equipment Schedule and made a part hereof as if such terms and conditions were fully set forth herein. By their execution of the Equipment Schedule the parties reaffirm all terms and conditions of the Master Lease Agreement except as they may be modified hereby. This Equipment Schedule shall become effective upon execution on date same is executed by Lessor.

TOTAL EQUIPMENT COST OF THIS SCHEDULE:  $158,217.47

FUNDING EXPIRATION DATE:  May 31, 1996

RENTAL AMOUNT:  $5,078.78

INITIAL TERM:   36 Months

FREQUENCY:  Monthly in Advance

EQUIPMENT DESCRIPTION:  See Exhibit A Attached Hereto

ADVANCE RENTAL APPLIED:  Last Month's

COMMENCEMENT DATE:  October 1, 1995

SECURITY DEPOSIT:  $0.00

EQUIPMENT LOCATION:                          LESSEE CONTACT:
Metasyn, Inc.                                Name:  Margot MacArthur
71 Rogers Street                             Phone: (617) 499-1400
Cambridge, MA  02142

IN WITNESS WHEREOF,

DOMINION VENTURES, INC.                      METASYN, INC.


By: /s/ M. Ellie Campbell                    By:  /s/ M.D. Webb
   ------------------------------               ------------------------------
Its: Director of Operations                  Its: President & CEO
   ------------------------------               ------------------------------
Date: 10/5/95                                Date: 9/28/95
   ------------------------------               ------------------------------

                       METASYN, INC. EXHIBIT A (8050-010)

-----------------------------------------------------------------------------------------------------------------------------------
VENDOR        INVOICE  MODEL NUMBER/    QNTY    EQUIPMENT          FEATURE                              FEATURE     EQUIPMENT
NAME           NUMBER  SERIAL NUMBER            DESCRIPTION        DESCRIPTION                          COST        COST
-----------------------------------------------------------------------------------------------------------------------------------
METASYN (S/L)  729427   1363550          1   PH/ION COND MTR                                                            1,400.00
METASYN (S/L)  729428                    1   LAB EQUIPMENT         VACUUM OVEN 120V                     1,587.06       11,953.77
                                                                   REFRIG FLAM MDL 813 120V             1,312.20
                                                                   BAL EL PM400                         1,729.84
                                                                   BAL EL PM400                         1,694.89
                                                                   (2) ROTOVAPOR 24/40                  5,629.78
METASYN (S/L)  801283                    1   LAB EQUIPMENT         UV CABINET LW/SW COMP                  566.67        8,784.75
                                                                   (2) BUCHI VACOBOX B171               8,218.08
METASYN (S/L)  777026   011154           1   WELCH DIR. DD-PUMP                                                           859.00
METASYN (S/L)  787541                    1   LAB EQUIPMENT         MICROSCOPE STANDARD 25               1,243.35        2,638.15
                                                                   OPTICS PKG-A PLANS-GEN               1,102.00
                                                                   CONDSO.9ZBRIFLD                        292.80
METASYN (S/L)  729427   0540022          4   HEIDOLPH STIRR MODEL                                                       4,082.12
METASYN (S/L)  806275                    1   LAB EQUIPMENT         PUMP MDL  D-150                      1,235.00        2,835.00
                                                                   (2) PUMP MDL D-25                    1,600.00
METASYN (S/L)  4203     210/T-T-S        2   MDL 210/T-T SYSTEM                                                         1,988.00
METASYN (S/L)  40783    70               4   8MB SIMMS 2X36                                                             1,316.00
METASYN (S/L)  26956                     1   LAB EQUIPMENT         (2) KEWAUNEE FUME HOOD SUPERSTAR    14,380.20       26,518.20
                                                                   DISTILLATION HOOD                   12,138.00
METASYN (S/L)  517846   23M62L           3   5' CREDENZA                                                                1,571.70
METASYN (S/L)  115398                    1   COMPUTER EQUIPMENT    (3) POWERMAS 6100/66                 5,697.00        7,122.33
                                                                   (3) 15" APPLE COLOR MONITOR          1,425.33
METASYN (S/L)  547984                    1   LAB EQUIPMENT         HP 1050 QUART PUMP                  11,760.00       33,545.60
                                                                   HP 105 PROGRAMMABLE AUTOSAMPLER      7,496.00
                                                                   HP 1050 VARIABLE WAVELENGTH DETECT   4,592.00
                                                                   ODS, 100 X 4.6, 5U                     197.60
                                                                   SINGLE INSTRUMENT LC 2D CHEMSTATION  9,500.00
METASYN (S/L)  554082                    1   LAB EQUIPMENT         HP 6890 GAS CHROMATOGRAPH            8,130.00       16,700.00
                                                                   CAPILLARY  S/S1 INLET W/EPC          2,770.00
                                                                   FLAME IONIZATION DETECTOR            2,770.00
                                                                   INET INTERFACT FOR HP INTEGRATORS      535.00
                                                                   HP 6890 SERIES INTEGRATOR            2,495.00
METASYN (S/L)  251234   25450            1   FLAMMABLE CABINET                                                            510.20
METASYN (S/L)  610509   617189           1   HELIOS DRY LASER IMG                                                      35,824.00
METASYN (S/L)  41001    MAXTS303DB       1   3 BANK TECHLINE ILLU                                                         568.65
                                                                                                                      ----------
METASYN (S/L)                                                                                                         158,217.47

GRAND TOTAL                                                                                                           158,217.47


                               EQUIPMENT SCHEDULE
                                     8050-11
                   to Master Lease Agreement Number 8050 Dated
                                December 21, 1992

LESSOR: Dominion Ventures, Inc.     LESSEE:  Metasyn, Inc.
        44 Montgomery Street                 71 Rogers Street
        Suite 4200                           Cambridge, MA  02142
        San Francisco, CA   94104

All terms and conditions of the above referenced Master Lease Agreement are hereby expressly incorporated into this Equipment Schedule and made a part hereof as if such terms and conditions were fully set forth herein. By their execution of the Equipment Schedule the parties reaffirm all terms and conditions of the Master Lease Agreement except as they may be modified hereby. This Equipment Schedule shall become effective upon execution on date same is executed by Lessor.

TOTAL EQUIPMENT COST OF THIS SCHEDULE:  $82,878.29

FUNDING EXPIRATION DATE:  May 31, 1996

RENTAL AMOUNT:  $2,660.39

INITIAL TERM:   36 Months

FREQUENCY:  Monthly in Advance

EQUIPMENT DESCRIPTION:  See Exhibit A Attached Hereto

ADVANCE RENTAL APPLIED:  Last Month's

COMMENCEMENT DATE:  January 1,1996

SECURITY DEPOSIT:  $0.00

EQUIPMENT LOCATION:                      LESSEE CONTACT:
Metasyn, Inc.                            Name:  Margot MacArthur
71 Rogers Street                         Phone: (617) 499-1400
Cambridge, MA  02142

IN WITNESS WHEREOF,

DOMINION VENTURES, INC.                  METASYN, INC.


By:  /s/ M. Ellie Campbell               By:  /s/ Michael D. Webb
   -----------------------------            -------------------------------
Its: Director of Operations              Its: President & CEO
   -----------------------------            -------------------------------
Date:     11/15/95                       Date:     11/7/95
   -----------------------------            -------------------------------

                         Metasyn, Inc. Annex A (8050-11)



-----------------------------------------------------------------------------------------------------------------------------------
Vendor             Invoice Model Number/    Qnty    Equipment          Feature                              Feature     Equipment
Name               Number  Serial Number            Description        Description                          Cost        Cost
-----------------------------------------------------------------------------------------------------------------------------------
Brinkman
Instruments, Inc.           20-92-892-1      1    Generator Electrode                                                        505.00
                                                                                                                             ------
Brinkman
Instruments, Inc.                                                                                                            505.00


Fisher Scientific  877395   0509072V         1    Microcent Compact                                                          497.00
Fisher Scientific  876014   0509012          1    Compac Rotor W/Seal                                                         53.50
                                                                                                                             ------

Fisher Scientific                                                                                                            550.50

Mac Warehouse      60691    Net0299          1    Ether 10-T Starlet 8                                                       149.00
Mac Warehouse      44620    Lot              1    Computer Equipment   Power Mac 7200/90                      1,825.00     6,173.00
                                                                       Power Mac 6100/66                      2,200.00
                                                                       Apple Multiple Scan 17"                  975.00
                                                                       Apple Multiple Scan 15"                  465.00
                                                                       (2) Apple Design keyboard                158.00
                                                                       16MB Dimm                                550.00     --------
Mac Warehouse                                                                                                              6,322.00

Metasyn (S/L)      10562    Lot                   Computer Equipment   Power Mac AV Card                        500.00     1,400.00
                                                                       Radius Spigot Power AV                   900.00
Metasyn (S/L)      232562   Lot                   Lab Equipment        Pump, Vac, Sngl 115V                     575.00       646.25
                                                                       Serv Kit                                  71.25
Metasyn (S/L)      810315   13  265  5       1    Refrig Circ Micro                                                        2,485.00
Metasyn (S/L)      816894   Lot                   Lab Equipment        Glassware Washer  4Bskt               14,775.00    17,878.00
                                                                       Final Rinse Tank Polyethelene            384.75
                                                                       (4) Universal Manifold Spin Head       1,840.00
                                                                       (2) Bskt Open Sides 8in                  192.00
                                                                       (3) Spindles 6in                         247.50
                                                                       (3) Spindles 12in                        258.75
                                                                       (2) Spindles 18in                        180.00
Metasyn(S/L)                Lot                   Lab Equipment        Final Rinse Pump                         523.25       842.45
                                                                       (2) Cover For Bskt                        79.20
                                                                       Vial Basket                              240.00
Metasyn (S/L)      800836   12  070  24      1    Binoc Phototube                                                            767.00
Metasyn (S/L)      841920   12  00  135      1    TV Adapt C-MNT/Photu                                                       550.00
Metasyn (S/L)      556429   Lot                   Lab Equipment        1050 Quarternary Pump                 11,760.00    34,273.60
                                                                       1050 Programmable Autosampler          7,496.00
                                                                       1050 Variable Wavelength Detector      4,592.00
                                                                       Stainless Steel Flow Cell, 8mm           728.00
                                                                       ODS, 100 x 4.6, 5U                       197.60
                                                                       Sngl Instruc LC 2D Chemstation         9,500.00
Metasyn (S/L)      831714   Lot                   Computer Equipment   Multi Scan 15" Display                   479.00     3,002.99
                                                                       Apple Design Keyboard                     84.99
                                                                       (2) Simm 8MB 8ONS 72 Pin                 560.00
                                                                       Power Mac 6100/66                      1,879.00    ---------
  Metasyn (S/L)                                                                                                           61,845.29


Rainin Instrumnt C 173876   Lot              1    Lab Equipment        HPLC Autoinjector                     11,155.50    13,655.50
                                                                       HPLC Method Manager                    2,500.00
                                                                                                                         ----------
Rainin Instrumnt                                                                                                          13,655.50

GRAND TOTAL                                                                                                               82,878.29


                    CERTIFICATE OF INSPECTION AND ACCEPTANCE


This document is the "Acceptance Certificate" referred to in section 4 of the Master Lease Agreement Number 8050 (the "Lease") dated as of December 21, 1992 between Dominion Ventures, Inc., ("Lessor") and Metasyn, Inc. ("Lessee"). This "Acceptance Certificate" relates to the equipment described in Equipment
Schedule 8050-11, (the "Equipment").

Lessee has not relied upon and acknowledges that Lessor has made no representation or warranty of any kind, express or implied, with respect to the Equipment, including without limitation its condition, merchantability or fitness for any particular purpose. Lessee further acknowledges that Lessor has accepted no responsibility for the transportation, installation or required licensing necessary for the transfer, installation or use of the equipment.

Lessee certifies that the Equipment has been delivered to Lessee, has been inspected by Lessee and has been found to be in good order and to satisfy the specifications required by the Lease.

Lessee hereby represents and warrants to Lessor that (i) no event of default under Section 24 of the Lease or event which, with the giving of notice or the lapse of time, or both, would become such an event of default has occurred and is continuing, except as disclosed in writing to Lessor, which disclosed event has either been cured by Lessee or concerning which Lessee has provided evidence to Lessor that Lessee is in the process of curing such default and is diligently prosecuting such cure to completion (nothing herein shall constitute a waiver by Lessor of any rights or remedies which it may have under the Lease with respect to any event of default); and (ii) Lessee has obtained, and there are in full force and effect, any insurance policies with respect to the Accepted Equipment required to be obtained under the terms of the Lease.


                                       METASYN, INC.



Date:     11/7/95                      By: /s/ Michael D. Webb
     ----------------------------         -----------------------------
                                       Title: President & CEO
                                          ----------------------------

                               EQUIPMENT SCHEDULE
                                     8050-12
                   to Master Lease Agreement Number 8050 Dated
                                December 21, 1992

LESSOR: Dominion Ventures, Inc.     LESSEE:  Metasyn, Inc.
        44 Montgomery Street                 71 Rogers Street
        Suite 4200                           Cambridge, MA  02142
        San Francisco, CA   94104

All terms and conditions of the above referenced Master Lease Agreement are hereby expressly incorporated into this Equipment Schedule and made a part hereof as if such terms and conditions were fully set forth herein. By their execution of the Equipment Schedule the parties reaffirm all terms and conditions of the Master Lease Agreement except as they may be modified hereby. This Equipment Schedule shall become effective upon execution on date same is executed by Lessor.

TOTAL EQUIPMENT COST OF THIS SCHEDULE:  $4,308.28

FUNDING EXPIRATION DATE:  May 31, 1996

RENTAL AMOUNT:  $138.30

INITIAL TERM:   36 Months

FREQUENCY:  Monthly in Advance

EQUIPMENT DESCRIPTION:  See Exhibit A Attached Hereto

ADVANCE RENTAL APPLIED:  Last Month's

COMMENCEMENT DATE:  April 1,1996

SECURITY DEPOSIT:  $0.00

EQUIPMENT LOCATION:                       LESSEE CONTACT:
Metasyn, Inc.                             Name:  Margot MacArthur
71 Rogers Street                          Phone: (617) 499-1400
Cambridge, MA  02142

IN WITNESS WHEREOF,

DOMINION VENTURES, INC.                   METASYN, INC.


By:    /s/  M. Ellie Campbell             By:  /s/ M.D. Webb
     -----------------------------           -------------------------------
Its:   Director of Operations             Its: President and CEO
     -----------------------------           -------------------------------
Date:        1/31/96
     -----------------------------           -------------------------------

                         Metasyn, Inc. Annex A (8050-12)




-----------------------------------------------------------------------------------------------------------------------------------
Vendor             P.O.    Model Number/    Qnty    Equipment          Feature                              Feature     Equipment
Name               Number  Serial Number            Description        Description                          Cost        Cost
-----------------------------------------------------------------------------------------------------------------------------------
Carl Zeiss, Inc.   960060                         Computer Equipment  PVM-1353MD Color Video Monitor         1,292.28    3,158.28
                                                                      CCD Colr Rgb Cmra                      1,100.00
                                                                      P. Supply F. TK1070U                     185.00
                                                                      JVC Rgb Cable                            114.00
                                                                      Connect tube .5x                         467.00
Carl Zeiss, Inc.                                                                                                         3,158.28
                                                                                                                         --------

Cole-Parmer        243355    H-07056-25      2    Pump Vac Sngl 115V                                                     1,150.00
                                                                                                                        ---------
Cole Palmer                                                                                                              1,150.00

Grand  Total                                                                                                             4,308.28


                               EQUIPMENT SCHEDULE
                                     8050-13
                   to Master Lease Agreement Number 8050 Dated
                                December 21, 1992

LESSOR: Dominion Ventures, Inc.     LESSEE:  Metasyn, Inc.
        44 Montgomery Street                 71 Rogers Street
        Suite 4200                           Cambridge, MA  02142
        San Francisco, CA   94104

All terms and conditions of the above referenced Master Lease Agreement are hereby expressly incorporated into this Equipment Schedule and made a part hereof as if such terms and conditions were fully set forth herein. By their execution of the Equipment Schedule the parties reaffirm all terms and conditions of the Master Lease Agreement except as they may be modified hereby. This Equipment Schedule shall become effective upon execution on date same is executed by Lessor.

TOTAL EQUIPMENT COST OF THIS SCHEDULE:  $24,955.75  /s/ MDW Metasyn
                                                  -------
                                                    /s/ MEC DVI
                                                  -------
FUNDING EXPIRATION DATE:  May 31, 1996

RENTAL AMOUNT:  $801.08   /s/  MDW  Metasyn
                       --------
                          /s/  MEC  DVI
                       --------
INITIAL TERM:   36 Months

FREQUENCY:  Monthly in Advance

EQUIPMENT DESCRIPTION:  See Exhibit A Attached Hereto

ADVANCE RENTAL APPLIED:  Last Month's

COMMENCEMENT DATE:  April 1,1996

SECURITY DEPOSIT:  $0.00

EQUIPMENT LOCATION:                              LESSEE CONTACT:
Metasyn, Inc.                                    Name:  Margot MacArthur
71 Rogers Street                                 Phone: (617) 499-1400
Cambridge, MA  02142

IN WITNESS WHEREOF,

DOMINION VENTURES, INC.                        METASYN, INC.


By:   /s/  M. Ellie Campbell                   By:  /s/  M.B. Webb
     ------------------------------               -----------------------------
Its: Director of Operations                    Its: President & CEO
     ------------------------------               -----------------------------
Date: 4/10/96                                       4/9/96
     ------------------------------               -----------------------------

                               EQUIPMENT SCHEDULE
                                     8050-13
                   to Master Lease Agreement Number 8050 Dated
                                December 21, 1992

LESSOR: Dominion Ventures, Inc.     LESSEE:  Metasyn, Inc.
        44 Montgomery Street                 71 Rogers Street
        Suite 4200                           Cambridge, MA  02142
        San Francisco, CA   94104

All terms and conditions of the above referenced Master Lease Agreement are hereby expressly incorporated into this Equipment Schedule and made a part hereof as if such terms and conditions were fully set forth herein. By their execution of the Equipment Schedule the parties reaffirm all terms and conditions of the Master Lease Agreement except as they may be modified hereby. This Equipment Schedule shall become effective upon execution on date same is executed by Lessor.

TOTAL EQUIPMENT COST OF THIS SCHEDULE:   $24,955.75          Metasyn
                                                     -------
                                                     /s/ MEC DVI
                                                     -------
FUNDING EXPIRATION DATE:  May 31, 1996

RENTAL AMOUNT:  XXXXXXX  $801.08             Metasyn
                                   --------
                                   /s/  MEC  DVI
                                   --------
INITIAL TERM:   36 Months

FREQUENCY:  Monthly in Advance

EQUIPMENT DESCRIPTION:  See Exhibit A Attached Hereto

ADVANCE RENTAL APPLIED:  Last Month's

COMMENCEMENT DATE:  April 1,1996

SECURITY DEPOSIT:  $0.00

EQUIPMENT LOCATION:                              LESSEE CONTACT:
Metasyn, Inc.                                    Name:  Margot MacArthur
71 Rogers Street                                 Phone: (617) 499-1400
Cambridge, MA  02142

IN WITNESS WHEREOF,

DOMINION VENTURES, INC.                        METASYN, INC.


By:   /s/  M. Ellie Campbell                   By:  /s/  M.D. Webb
     ------------------------------               -----------------------------
Its: Director of Operations                    Its: President & CEO
     ------------------------------               -----------------------------
Date: 4/10/96
     ------------------------------               -----------------------------

                         Metasyn, Inc. Appex A (8050-13)

-----------------------------------------------------------------------------------------------------------------------------------
Vendor             P.O.    Model Number/    Qnty    Equipment          Feature                              Feature     Equipment
Name               Number  Serial Number            Description        Description                          Cost        Cost
-----------------------------------------------------------------------------------------------------------------------------------
Co. Comp, Inc.      3234                          Computer Equipment    Yamaha CD Recorder W/Caddy          3,580.00      3,750.00
                                                                        3M Certified Recordable 74 min.       170.00
                                                                                                                          --------
Co. Comp, Inc.                                                                                                            3,750.00

Cole-Parmer         5003195                       Computer Equipment    Pumphd, Mflex Easy Load               315.00      1,250.00
                                                                        Drive, Mflex Bench 115V               935.00
                                                                                                                          --------
Cole-Parmer                                                                                                               1,250.00

Fisher Scientific   3220    1  989  08       1    Monitor HCN Toxilog                                                       913.75

                                                                                                                          --------
Fisher Scientific                                                                                                           913.75

Hewlett-Packard                                   Lab Equipment          Autosampler For HP 6890 GC         9,020.00
                                                                         HP - IB Cable                        220.00
                                                                         ADD GC Instrument Control Module   1,575.00     10,815.00
                                                                                                                          --------
Hewlett-Packard                                                                                                          10,815.00

Mac Warehouse      50-0323                        Computer Equipment     Power Mac 7200/75                  1,339.00      8,227.00
                                                                         (2) Power Mac 7500/100 16MB        5,198.00
                                                                         Apple Design Keyboard                 79.00
                                                                         (4) 8MB Dimm-7ons                    796.00
                                                                         (2) Sportster 28.8 Fax               390.00
Mac Warehouse      5003237     MONO084        1   Apple Multi Scan 15"                                                      425.00
                                                                                                                          --------
Mac Warehouse                                                                                                             8,227.00

Grand Total                                                                                                              24,955.75


                               EQUIPMENT SCHEDULE
                                     8050-14
                   to Master Lease Agreement Number 8050 Dated
                                December 21, 1992

LESSOR:   Dominion Ventures, Inc.     LESSEE:  Metasyn, Inc.
          44 Montgomery Street                 71 Rogers Street
          Suite 4200                           Cambridge, MA  02142
          San Francisco, CA   94104

All terms and conditions of the above referenced Master Lease Agreement are hereby expressly incorporated into this Equipment Schedule and made a part hereof as if such terms and conditions were fully set forth herein. By their execution of the Equipment Schedule the parties reaffirm all terms and conditions of the Master Lease Agreement except as they may be modified hereby. This Equipment Schedule shall become effective upon execution on date same is executed by Lessor.

TOTAL EQUIPMENT COST OF THIS SCHEDULE:  $26,574.00

FUNDING EXPIRATION DATE:  May 31, 1996

RENTAL AMOUNT:  $853.03

INITIAL TERM:   36 Months

FREQUENCY:  Monthly in Advance

EQUIPMENT DESCRIPTION:  See Exhibit A Attached Hereto

ADVANCE RENTAL APPLIED:  Last Month's

COMMENCEMENT DATE:  July 1,1996

SECURITY DEPOSIT:  $0.00

EQUIPMENT LOCATION:                           LESSEE CONTACT:
Metasyn, Inc.                                 Name:  Doreen Murray
71 Rogers Street                              Phone: (617) 499-1400
Cambridge, MA  02142

IN WITNESS WHEREOF,

DOMINION VENTURES, INC.                       METASYN, INC.


By:  /s/ Michael K. Lee                       By:  /s/ M.D. Webb
   -------------------------------               -----------------------------
Its: Managing Gen. Partner                    Its: President and CEO
   -------------------------------               -----------------------------
Date: 6/11/96
   -------------------------------               -----------------------------

                         Metasyn, Inc. Annex A (8050-14)


-----------------------------------------------------------------------------------------------------------------------------------
Vendor             P.O.    Model Number/    Qnty    Equipment          Feature                              Feature     Equipment
Name               Number  Serial Number            Description        Description                          Cost        Cost
-----------------------------------------------------------------------------------------------------------------------------------

J-Kem Scientific   50-0324    Lot                 Lab Equipment       Data Collection Module                   890.00      1,325.00
                   3                                                  6 Channel Amplifier Module               435.00
                                                                                                                           --------
J-Kem Scientific                                                                                                           1,325.00

Johnstone Supply   60-0329    Ns-Tfe-1211         Air Conditioner                                                          1,156.00
                   A                                                                                                       --------
Johnstone Supply                                                                                                           1,156.00
Mac Warehouse      60-0294    CPU0103        (2)  Apple Powerbook                                                          8,600.00
                   3
Mac Warehouse      60-3616    Lot                 Computer Equipment  Power Mac 7200/75                      1,475.00     15,493.00

                   2                                                  (2) Power Mac 7500/100                 5,500.00
                                                                      Power Mac 8500/120                     3,695.00
                                                                      (3) Apple Multiple scan 15" Display    1,275.00
                                                                      Applevision 1710                         949.00
                                                                      (4) Apple Design Keyboard                316.00
                                                                      Geoport Adapter For Power Mac            129.00
                                                                      (5) 8MB Dimm-7ons (168 Pin)            1,125.00
                                                                      Duo Dock Plus                            839.00
                                                                      288 Platinum Teleport                    190.00
                                                                                                                           --------

Mac Warehouse                                                                                                             24,093.00

Grand Total                                                                                                               26,574.00


                        METASYN, INC. (SCHEDULE 8050-14)

EQUIPMENT   FEATURE
DESCRIPTION MODEL #      FEATURE DESCRIPTION                  FEATURE COST
----------  -------      -------------------                  ------------

LAB EQUIPMENT            Data Collection Module                   890.00
          TC-6           Channel Amplifier Module                 435.00
AIR CONDITIONER
(2) APPLE POWERBOOK
COMPUTER EQUIPMENT
          CPU0071        Power Mac 7200/75                      1,475.00
          CPU0075        (2) Power Mac 7500/100                 5,500.00
          CPU0072        Power Mac 8500/120                     3,695.00
          MONO084        (3) Apple Multiple scan 15" Display    1,275.00
          MONO140        Applevision 1710                         949.00
          INPO451        (4) Apple Design Keyboard                316.00
          ACC1626        Geoport Adapter For Power Mac            129.00
          CHP0139        (5) 8MB Dimm-7ons (168 Pin)            1,125.00
          DR11093        Duo Dock Plus                            839.00
          DMD1452        Platinum Teleport                        190.00


TOTAL FEATURE COST                                             16,818.00

-------------------------------------------------------------------------------------------------------------
P.O.      EQUIPMENT           MODEL NUMBER/  FEATURE                              FEATURE           EQUIPMENT
NO.       DESCRIPTION         SERIAL NUMBER  DESCRIPTION                          COST              COST
--------------------------------------------------------------------------------------------------------------

-0329     Air Conditioner     NS-TFE-1211                                                           1,156.00
-0324     Lab Equipment       LOT            Data Collection Module                   890.00        1,325.00
                                             6 Channel Amplifier Module               435.00
                                                                                                    8,600.00

-0294     (2) Apple Powerbook CPU0103

-3616     COMPUTER EQUIPMENT  LOT            Power Mac 7200/75                      1,475.00       15,493.00

                                             (2) Power Mac 7500/100                 5,500.00
                                             Power Mac 8500/120                     3,695.00
                                             (3) Apple Multiple scan 15" Display    1,275.00
                                             Applevision 1710                         949.00
                                             (4) Apple Design Keyboard                316.00
                                             Geoport Adapter For Power Mac            129.00
                                             (5) 8MB Dimm-7ons (168 Pin)            1,125.00
                                             Duo Dock Plus                            839.00
                                             Platinum Teleport                        190.00

TOTAL EQUIPMENT COST                                                                               26,574.00
